INVESTMENT TRUST III

                  JOHN HANCOCK GREATER CHINA OPPORTUNITIES FUND

             Class A, Class B, Class C, Class I and Class NAV Shares
                       Statement of Additional Information

                      March 1, 2007 as revised May 30, 2007

This Statement of Additional Information provides information about John Hancock Greater China Opportunities Fund (the "Fund") in addition to the information that is contained in the Fund's current Prospectus for Class A, B and C shares in the Fund's current Class I share prospectus and in the Fund's current Class NAV prospectus (the "Prospectuses"). The Fund is a non-diversified series of John Hancock Investment Trust III (the "Trust").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000
                                 1-800-225-5291

                                TABLE OF CONTENTS

                                                                            Page

ORGANIZATION OF THE FUND......................................................2
INVESTMENT OBJECTIVE AND POLICIES.............................................2
INVESTMENT RESTRICTIONS......................................................15
THOSE RESPONSIBLE FOR MANAGEMENT.............................................17
INVESTMENT ADVISORY AND OTHER SERVICES.......................................28
ADDITIONAL INFORMATION ABOUT THE FUND'S PORTFOLIO MANAGERS...................31
DISTRIBUTION CONTRACTS.......................................................33
SALES COMPENSATION...........................................................35
NET ASSET VALUE..............................................................40
INITIAL SALES CHARGE ON CLASS A SHARES.......................................41
DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES..........................44
ELIGIBLE INVESTORS FOR CLASS NAV SHARES......................................47
SPECIAL REDEMPTIONS..........................................................48
ADDITIONAL SERVICES AND PROGRAMS.............................................48
PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES..............................50
DESCRIPTION OF THE FUND'S SHARES.............................................50
TAX STATUS...................................................................51
BROKERAGE ALLOCATION.........................................................56
TRANSFER AGENT SERVICES......................................................59
CUSTODY OF PORTFOLIO.........................................................59
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................................60
LEGAL AND REGULATORY MATTERS.................................................59
Appendix A- Description of Investment Risk...................................A-1
Appendix B-Description of Bond Ratings.......................................B-1
Appendix C-Proxy Voting Summary of the Adviser and Subadviser ...............C-1
Appendix D-Policy Regarding Disclosure of Portfolio Holdings.................D-1
Financial Statements.........................................................F-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust in 1984 under the laws of The Commonwealth of Massachusetts.

John Hancock Advisers, LLC (prior to February 1, 2002, John Hancock Advisers, Inc.) (the "Adviser") is the Fund's investment adviser. The Adviser is a wholly-owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation ("Manulife Financial"). Founded in 1862, John Hancock Financial Services and its subsidiaries today offer a broad range of financial products and services, including whole, term, variable, and universal life insurance, as well as college savings products, mutual funds, fixed and variable annuities, long-term care insurance and various forms of business insurance.

Manulife Financial Corporation is a leading Canadian-based financial services group serving millions of customers in 19 countries and territories worldwide. Operating as Manulife Financial in Canada and most of Asia, and primarily through John Hancock in the United States, the Company offers clients a diverse range of financial protection products and wealth management services through its extensive network of employees, agents and distribution partners. Funds under management by Manulife Financial and its subsidiaries were Cdn$414 billion (US$355 billion) as of December 31, 2007.

Manulife Financial Corporation trades as `MFC' on the TSX, NYSE and PSE, and under `0945' on the SEHK. Manulife Financial can be found on the Internet at www.manulife.com.

The subadviser to the Fund is MFC Global Investment Management (U.S.A.) Limited ("MFC Global" and the "Subadviser"). MFC Global is responsible for providing investment advice to the Fund subject to the review of the Trustees and the overall supervision of the Adviser.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. Appendix A contains further information describing investment risks. The investment objective is non-fundamental and may be changed by the Trustees without shareholder approval. There is no assurance that the Fund will achieve its investment objective.

The Fund seeks long-term capital appreciation. To pursue this goal, the Fund normally invests at least 80% of its assets in equity securities of companies located in China, Hong Kong, or Taiwan ("Greater China"). These companies (1) have securities that are traded principally on stock exchanges in Greater China countries, (2) are organized under the laws of and conduct business in a Greater China country, or (3) derive more than half of their revenues from Greater China operations. Equity securities include common and preferred stocks and their equivalents. The Fund is non-diversified and may invest more than 5% of its assets in securities of individual companies. (See "Non-Diversification" below.)

With respect to the Fund's investment policy of investing at least 80% of its Assets in companies located in Greater China (as defined above), "Assets" is defined as net assets plus the amount of any borrowings for investment purposes. The Fund will notify shareholders at least 60 days prior to any change in this policy.

In managing the portfolio, the managers combine top-down sector allocation with bottom-up stock selection. The management team continually assesses the macro environment to determine the attractiveness of different business segments. They then use fundamental financial analysis to identify leading companies of any size that the managers believe offer growth potential at a reasonable price.

The management team performs periodic quantitative analysis to monitor changes in valuation. Decisions to buy or sell a security may be based on factors including price-to-earnings ratio, price-to-book ratio, return on equity, price-to-earnings to growth ratio, and cash flow, as well as changes to management structure and/or the macro environment.

The Fund may invest up to 20% of its assets in securities of companies located outside of Greater China, with an emphasis on companies that are positioned to benefit from economic growth in Greater China. The Fund may also make limited use of certain derivatives (investments whose value is based on securities, indexes or currencies).

In abnormal circumstances, such as situations where the Fund experiences large cash inflows or anticipates unusually large redemptions, and in adverse market, economic, political or other conditions, the Fund may temporarily invest more than 20% of its Assets in investment grade short-term securities, cash and cash equivalents. In these and other cases, the Fund might not achieve its goal. The Fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

Non-Diversification. The Fund has elected "non-diversified" status under the Investment Company Act of 1940 and may invest more than 5% of total assets in securities of a single company. However, the Fund intends to comply with the diversification standards applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. In order to meet these standards, among other requirements, at the close of each quarter of its taxable year (a) at least 50% of the value of the Fund's total assets must be represented by one or more of the following: (i) cash and cash items, including receivables; (ii) U.S. Government securities; (iii) securities of other regulated investment companies; and (iv) securities (other than those in items
(ii) and (iii) above) of any one or more issuers as to which the Fund's investment in an issuer does not exceed 5% of the value of the Fund's total assets (valued at time of purchase); and (b) not more than 25% of its total assets (valued at time of purchase) may be invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

The Fund's ability to invest heavily in securities of individual issuers may increase the volatility of the Fund's investment performance. Changes in the market value of a single issuer could cause greater fluctuations in share price than would occur in a more diversified fund.

Risks of the Greater China Region. Investments in the Greater China region are subject to special risks, such as less developed or less efficient trading markets, restrictions on monetary repatriation and possible seizure, nationalization or expropriation of assets. Investments in Taiwan could be adversely affected by its political and economic relationship with China. In addition, the willingness of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain, and changes in government policy could significantly affect the markets in both Hong Kong and China. A small number of companies and industries represent a large portion of the Greater China market as a whole. Consequently, the fund may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. issuers. These companies and industries may also be subject to greater sensitivity to adverse political, economic or regulatory developments generally affecting the market.
(See "Risks of Foreign Securities" below.)

Smaller Capitalization Companies. Smaller capitalization companies may have limited product lines, market and financial resources, or they may be dependent on smaller or less experienced management groups. In addition, trading volume for these securities may be limited. Historically, the market price for these securities has been more volatile than for securities of companies with greater capitalization. However, securities of companies with smaller capitalization may offer greater potential for capital appreciation since they may be overlooked and thus undervalued by investors.

Preferred stocks. The Fund may invest in preferred stocks. Preferred stock generally has a preference to dividends and, upon liquidation, over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible securities. The Fund may invest in convertible securities which may include corporate notes or preferred stock. Investments in convertible securities are not subject to the rating criteria with respect to non-convertible debt obligations. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. The market value of convertible securities can also be heavily dependent upon the changing value of the equity securities into which such securities are convertible, depending on whether the market price of the underlying security exceeds the conversion price. Convertible securities generally rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends upon the degree to which the convertible security sells above its value as a fixed-income security.

Investment Companies. Subject to the Fund's non-fundamental investment restriction (1) set forth below, the Fund may invest in shares of other investment companies in pursuit of its investment objective. This may include investments in money market mutual funds in connection with the Fund's management of daily cash positions and certain exchange-traded funds ("ETF's"). An ETF represents a fixed portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risk of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund and its shareholders will also bear the pro rata portion of each other investment company's advisory and operational expenses.

Equity-Linked Securities. The Fund may purchase equity-linked securities; also known as participation notes, equity swaps, and zero strike calls and warrants. Equity-linked securities are primarily used by a Fund as an alternative means to access the securities market of a country. The Fund deposits an amount of cash with its custodian (or broker, if legally permitted) in an amount equal to the selling price of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian based on the change in the value of the underlying security. Aside from market risk there is of the underlying security, there is the risk of default by the other party to the transaction. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while a Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the other party or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair the Fund's ability to enter into other transactions at a time when doing so might be advantageous. The

Fund's investments in equity-linked securities may be subject to its 15% of net assets limitation on investments in illiquid securities.

Debt securities. The Fund may invest in debt securities that are rated Baa or better by Moody's or BBB or better by S&P, or if unrated, determined to be of comparable quality by the Adviser and the Sub-Adviser ("investment grade debt securities"). Debt securities rated BBB or Baa and unrated debt securities of comparable quality are considered medium grade obligations and have speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payment than in the case of higher grade obligations. Debt securities of corporate and governmental issuers in which the Fund may invest are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk).

Government Securities. The Fund may invest in government securities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("GNMA"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("FHLMC"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("FNMA"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Certificates of Deposit, Bankers' Acceptances and Time Deposits. The Fund may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds Deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific Merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under its investment objective and policies stated above and in its prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturates of less than nine months and fixed rates of return, although such instruments may have maturates of up to one year. Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by Standard & Poor's Ratings Group, "Prime-1" or "Prime-2" by Moody's Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality.

Ratings as Investment Criteria. In general, the ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of debt securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the rating of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund.

Initial Public Offerings ("IPOs"). The Fund may invest in IPOs. IPO investments may be more volatile than other types of investments and the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market. IPOs could have a substantial impact on performance, either positive or negative, particularly on a Fund with a small asset base. The actual effect of IPOs on performance depends on a variety of factors, including the number of IPOs the Fund invests in, whether and to what extent a security is purchased in an IPO appreciates in value, and the asset base of the Fund.

Investments in Foreign Securities. The Fund may invest directly in the securities of foreign issuers as well as securities in the form of sponsored or unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts (GDRs), convertible preferred stocks, preferred stocks and warrants or other securities convertible into securities of foreign issuers. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs are designed for use in the United States securities markets and EDRs are designed for use in European securities markets.

An investment in foreign securities including ADRs may be affected by changes in currency rates and in exchange control regulations. Issuers of unsponsored ADRs are not contractually obligated to disclose material information including financial information, in the United States and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. Foreign companies may not be subject to accounting standards or government supervision comparable to U.S. companies, and there is often less publicly available information about their operations. Foreign companies may also be affected by political or financial instability abroad. These risk considerations may be intensified in the case of investments in ADRs of foreign companies that are located in emerging market countries. ADRs of companies located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, in some cases capital gains and interest payable on certain of the Fund's foreign portfolio securities, may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

Foreign Currency Transactions. The Fund may engage in foreign currency transactions. Foreign currency transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market.

The Fund may also enter into forward foreign currency exchange contracts to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. The Fund may elect to hedge less than all of its foreign portfolio positions as deemed appropriate by the Adviser. The Fund will not engage in speculative forward foreign currency exchange transactions.

If the Fund purchases a forward contract, the Fund will segregate cash or liquid securities in a separate account in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal to the amount of the Fund's commitment in forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities or lack of access to income during this period and the expense of enforcing its rights.

Reverse Repurchase Agreements and Other Borrowings. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements.

The Fund will not enter into reverse repurchase agreements and other borrowings except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase total return. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Advisers will monitor the creditworthiness of the banks involved.

Restricted and Illiquid Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees have adopted guidelines and delegated to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities, Securities Indices and Currency. The Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options as a substitute for the purchase or sale of securities or currency or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account with a value at least equal to the Fund's obligation under the option,
(ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions".

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Futures Contracts and Options on Futures Contracts. The Fund may purchase and sell futures contracts based on various securities (such as U.S. Government securities) and securities indices, foreign currencies and any other financial instruments and indices and purchase and write call and put options on these futures contracts. The Fund may purchase and sell futures and options on futures for hedging or other non-speculative purposes. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. All futures contracts entered into by a Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire or the exchange rate of currencies in which the portfolio securities are quoted or denominated. When securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. A Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

A Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices or foreign currency rates that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, a Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency rates then available in the applicable market to be less favorable than prices that are currently available. Subject to the limitations imposed on the funds, as described above, a Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

Options on Futures Contracts. The purchase of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, a Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by each Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging or for other non-speculative purposes as permitted by the CFTC. These purposes may include using futures and options on futures as substitute for the purchase or sale of securities or currencies to increase or reduce exposure to particular markets. To the extent that a Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities or the currency in which they are quoted or denominated) it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between a Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Lending of Securities. The Fund may lend its securities so long as such loans do not represent more than 33 1/3% of the Fund's total assets. As collateral for the lent securities, the borrower gives the lending portfolio collateral equal to at least 100% of the value of the lent securities. The collateral may consist of cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the lent securities increases. As with other extensions of credit, there are risks that collateral could be inadequate in the event of the borrower failing financially, which could result in actual financial loss, and risks that recovery of loaned securities could be delayed, which could result in interference with portfolio management decisions or exercise of ownership rights. The collateral is managed by an affiliate of the Adviser. In addition, the Fund may lose its right to vote its shares of the loaned securities at a shareholders meeting unless it recalls the loaned securities in advance of the record date for the meeting. The Fund has entered into an agreement with Morgan Stanley & Co. Incorporated and MS Securities Services Inc. (collectively, "Morgan Stanley") which permits the Fund to lend securities to Morgan Stanley on a principal basis. It is presently anticipated that Morgan Stanley will be the primary borrower of securities of the Funds. The risk of having one primary borrower of Fund securities (as opposed to several borrowers) is that should Morgan Stanley fail financially, all securities lent will be affected by the failure and by any delays in recovery of the securities (or in the rare event, loss of rights in the collateral).

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities equal, of any type or maturity, in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly higher brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

Portfolio Holdings Disclosure Policy. The Fund's portfolio holding disclosure policy is attached to this Statement of Additional Information as Appendix D.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

(1) Issue senior securities, except as permitted by the Fund's fundamental investment restrictions on borrowing, lending and investing in commodities and as otherwise permitted under the 1940 Act. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts and repurchase agreements entered into in accordance with the Fund's investment policies are not deemed to be senior securities.

(2) Borrow money, except: (i) for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets;
         (iv) in connection with entering into reverse repurchase agreements and dollar rolls, but only if after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act; and (v) as otherwise permitted under the 1940 Act. For purposes of this investment restriction, the deferral of trustees' fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing.

(3) Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

(4) Purchase, sell or invest in real estate, but subject to its other investment policies and restrictions may invest in securities of companies that deal in real estate or are engaged in the real estate business. These companies include real estate investment trusts and securities secured by real estate or interests in real estate. The fund may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the fund's ownership of securities.

(5) Invest in commodities or commodity futures contracts, other than financial derivative contracts. Financial derivatives include forward currency contracts; financial futures contracts and options on financial futures contracts; options and warrants on securities, currencies and financial indices; swaps, caps, floors, collars and swaptions; and repurchase agreements entered into in accordance with the fund's investment policies.

(6) Make loans, except that the fund may (i) lend portfolio securities in accordance with the fund's investment policies up to 33 1/3% of the fund's total assets taken at market value, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

(7) Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities.

Non-Fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

The Fund may not:

(1) Purchase a security if, as a result, (i) more than 10% of the fund's total assets would be invested in the securities of other investment companies, (ii) the fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the fund in connection with lending of the fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

(2) Invest in the securities of an issuer for the purpose of exercising control or management.

(3) Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions.

(4) Invest more than 15% of its net assets in securities which are illiquid.

Except with respect to borrowing money, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.

The Fund will invest only in countries on the Adviser's Approved Country Listing. The Approved Country Listing is a list maintained by the Adviser that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.

If allowed by the Fund's other investment policies and restrictions, the Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed income securities. All Russian securities must be: (1) denominated in U.S. dollars, Canadian dollars, euros, sterling, or yen; (2) traded on a major exchange; and (3) held physically outside of Russia.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by its Trustees, who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or Directors of the Adviser, or officers and Directors of the Fund's principal distributor, John Hancock Funds, LLC (prior to February 1, 2002, John Hancock Funds, Inc.) ("John Hancock Funds" or the "Distributor").

--------------------------- ------------ -------- ------------------------------------------------------------- --------------------
                            Position(s)  Trustee/                                                               Number of John
Name, (Year of              Held with    Officer  Principal Occupation(s) and other                             Hancock Funds
Birth), Address(1)          Fund         since(2) Directorships During Past 5 Years                             Overseen by Trustee
--------------------------- ------------ -------- ------------------------------------------------------------- --------------------
Independent Trustees
--------------------------- ------------ -------- ------------------------------------------------------------- --------------------
Ronald R. Dion              Chairman and 2005     Chairman and Chief Executive Officer, R.M. Bradley & Co.,     53
(1946)                      Trustee               Inc.; Director, The New England Council and Massachusetts
                                                  Roundtable; Trustee, North Shore Medical Center; Director,
                                                  Boston Stock Exchange; Director, BJ's Wholesale Club, Inc.
                                                  and a corporator of the Eastern Bank; Trustee, Emmanuel
                                                  College; Director, Boston Municipal Research Bureau; Member
                                                  of the Advisory Board, Carroll Graduate School of Management
                                                  at Boston College.
--------------------------- ------------ -------- ------------------------------------------------------------- --------------------
James F. Carlin             Trustee      2005     Director and Treasurer, Alpha Analytical Laboratories         53
(1940)                                            (chemical analysis) (since 1985); Part Owner and Treasurer,
                                                  Lawrence Carlin Insurance Agency, Inc. (since 1995); Part
                                                  Owner and Vice President, Mone Lawrence Carlin Insurance
                                                  Agency, Inc. (until 2005); Chairman and CEO, Carlin
                                                  Consolidated, Inc. (management/investments) (since 1987);
                                                  Trustee, Massachusetts Health and Education Tax Exempt
                                                  Trust (1993-2003);
--------------------------- ------------ -------- ------------------------------------------------------------- --------------------
(1)  Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2)  Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3)  Non-Independent Trustee: holds positions with the Funds' investment adviser, underwriter, and/ or certain other affiliates.

--------------------------- ------------ -------- ------------------------------------------------------------- --------------------
                            Position(s)  Trustee/                                                               Number of John
Name, (Year of              Held with    Officer  Principal Occupation(s) and other                             Hancock Funds
Birth), Address(1)          Fund         since(2) Directorships During Past 5 Years                             Overseen by Trustee
--------------------------- ------------ -------- ------------------------------------------------------------- --------------------
Independent Trustees
--------------------------- ------------ -------- ------------------------------------------------------------- --------------------
William H. Cunningham       Trustee      2005     Former Chancellor, University of Texas System and former      143
(1944)                                            President of the University of Texas, Austin, Texas;
                                                  Chairman and CEO, IBT Technologies (until 2001);
                                                  Director of the following: Hire.com (until 2004), STC
                                                  Broadcasting, Inc. and Sunrise Television Corp. (until
                                                  2001), Symtx, Inc.(electronic manufacturing) (since
                                                  2001), Adorno/Rogers Technology, Inc. (until 2004),
                                                  Pinnacle Foods Corporation (until 2003), rateGenius
                                                  (until 2003), Lincoln National Corporation (insurance)
                                                  (since 2006), Jefferson-Pilot Corporation (diversified
                                                  life insurance company) (until 2006), New Century
                                                  Equity Holdings (formerly Billing Concepts) (until
                                                  2001), eCertain (until 2001), ClassMap.com (until
                                                  2001), Agile Ventures (until 2001), AskRed.com (until
                                                  2001), Southwest Airlines (since 2000), Introgen (since
                                                  2000) and Viasystems Group, Inc. (electronic
                                                  manufacturer) (until 2003); Advisory Director,
                                                  Interactive Bridge, Inc. (college fundraising) (until
                                                  2001); Advisory Director, Q Investments (until 2003);
                                                  Advisory Director, JP Morgan Chase Bank (formerly Texas
                                                  Commerce Bank - Austin), LIN Television (since 2002),
                                                  WilTel Communications (until 2003) and Hayes Lemmerz
                                                  International, Inc. (diversified automotive parts
                                                  supply company) (since 2003).
--------------------------- ------------ -------- ------------------------------------------------------------- --------------------
(1)  Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2)  Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3)  Non-Independent Trustee: holds positions with the Funds' investment adviser, underwriter, and/ or certain other affiliates.

--------------------------- ------------ -------- ------------------------------------------------------------- --------------------
                            Position(s)  Trustee/                                                               Number of John
Name, (Year of              Held with    Officer  Principal Occupation(s) and other                             Hancock Funds
Birth), Address(1)          Fund         since(2) Directorships During Past 5 Years                             Overseen by Trustee
--------------------------- ------------ -------- ------------------------------------------------------------- --------------------
Charles L. Ladner           Trustee      2004     Chairman and Trustee, Dunwoody Village, Inc. (retirement      143
(1938)                                            services) (until 2003); Senior Vice President and Chief
                                                  Financial Officer, UGI Corporation (public utility
                                                  holding company) (retired 1998); Vice President and
                                                  Director for AmeriGas, Inc. (retired 1998); Director of
                                                  AmeriGas Partners, L.P.(gas distribution) (until 1997);
                                                  Director, EnergyNorth, Inc. (until 1995); Director,
                                                  Parks and History Association (until 2005).

--------------------------- ------------ -------- ------------------------------------------------------------- --------------------
John A. Moore               Trustee      1994     President and Chief Executive Officer, Institute for          53
(1939)                                            Evaluating Health Risks, (nonprofit institution) (until
                                                  2001); Senior Scientist, Sciences International (health
                                                  research) (until 2003); Former Assistant Administrator
                                                  & Deputy Administrator, Environmental Protection
                                                  Agency; Principal, Hollyhouse (consulting)(since 2000);
                                                  Director, CIIT Center for Health Science Research
                                                  (nonprofit research) (2002-2006).
--------------------------- ------------ -------- ------------------------------------------------------------- --------------------
(1)  Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2)  Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3)  Non-Independent Trustee: holds positions with the Funds' investment adviser, underwriter, and/ or certain other affiliates.

--------------------------- ------------ -------- ------------------------------------------------------------- --------------------
                            Position(s)  Trustee/                                                               Number of John
Name, (Year of              Held with    Officer  Principal Occupation(s) and other                             Hancock Funds
Birth), Address(1)          Fund         since(2) Directorships During Past 5 Years                             Overseen by Trustee
--------------------------- ------------ -------- ------------------------------------------------------------- --------------------
Patti McGill Peterson       Trustee      1994     Executive Director, Council for International Exchange of     53
(1943)                                            Scholars and Vice President, Institute of
                                                  InternationalEducation (since 1998); Senior Fellow,
                                                  Cornell Institute of Public Affairs, Cornell University
                                                  (until 1998); Former President of Wells College and St.
                                                  Lawrence University; Director, Niagara Mohawk Power
                                                  Corporation (until 2003); Director, Ford Foundation,
                                                  International Fellowships Program (since 2002);
                                                  Director, Lois Roth Endowment (since 2002); Director,
                                                  Council for International Exchange (since 2003).
--------------------------- ------------ -------- ------------------------------------------------------------- --------------------
Steven R. Pruchansky        Trustee      2005     Chairman and Chief Executive Officer, Greenscapes of          53
(1944)                                            Southwest Florida, Inc. (since 2000); Director and
                                                  President, Greenscapes of Southwest Florida, Inc.
                                                  (until 2000); Managing Director, JonJames, LLC (real
                                                  estate) (since 2001); Director, First Signature Bank &
                                                  Trust Company (until 1991); Director, Mast Realty Trust
                                                  (until 1994); President, Maxwell Building Corp. (until
                                                  1991).
--------------------------- ------------ -------- ------------------------------------------------------------- --------------------
Non-Independent Trustees
--------------------------- ------------ -------- ------------------------------------------------------------- --------------------
James R. Boyle (3)          Trustee      2005     Chairman and Director, John Hancock Advisers, LLC (the        259
(1959)                                            "Adviser"), The Berkeley Financial Group, LLC ("The
                                                  Berkeley Group") (holding company) and John Hancock
                                                  Funds, LLC (since 2005); President, John Hancock
                                                  Annuities; Executive Vice President, John Hancock Life
                                                  Insurance Company (since June, 2004); President U.S.
                                                  Annuities; Senior Vice President, The Manufacturers
                                                  Life Insurance Company (U.S.A) (prior to 2004).

--------------------------- ------------ -------- ------------------------------------------------------------- --------------------
(1)  Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2)  Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3)  Non-Independent Trustee: holds positions with the Funds' investment adviser, underwriter, and/ or certain other affiliates.

--------------------------- ------------ -------- ------------------------------------------------------------- --------------------
                            Position(s)  Trustee/                                                               Number of John
Name, (Year of              Held with    Officer  Principal Occupation(s) and other                             Hancock Funds
Birth), Address(1)          Fund         since(2) Directorships During Past 5 Years                             Overseen by Trustee
--------------------------- ------------ -------- ------------------------------------------------------------- --------------------
Principal Officers who are not
Trustees
--------------------------- ------------ -------- ------------------------------------------------------------- --------------------
Keith F. Hartstein          President    2005     Senior Vice President, Manulife Financial Corporation         N/A
(1956)                      and Chief             (since 2004); Director, President and Chief Executive
                            Executive             Officer, the Adviser, The Berkeley Group, John Hancock
                            Officer               Funds, LLC (since 2005); Director, MFC Global
                                                  Investment Management (U.S.), LLC ("MFC Global (U.S.)")
                                                  (since 2005); Director, John Hancock Signature
                                                  Services, Inc. (since 2005); President and Chief
                                                  Executive Officer, John Hancock Investment Management
                                                  Services, LLC (since 2006); President and Chief
                                                  Executive Officer, John Hancock Funds II, John Hancock
                                                  Funds III, and John Hancock Trust; Director, Chairman
                                                  and President, NM Capital Management, Inc. (since
                                                  2005); Chairman, Investment Company Institute Sales
                                                  Force Marketing Committee (since 2003); Director,
                                                  President and Chief Executive Officer, MFC Global
                                                  (U.S.) (2005-2006); Executive Vice President, John
                                                  Hancock Funds, LLC (until 2005).
--------------------------- ------------ -------- ------------------------------------------------------------- --------------------
Thomas M. Kinzler           Secretary    2006     Vice President and Counsel, John Hancock Life Insurance       N/A
(1955)                      and Chief             Company (U.S.A.) (since 2006); Secretary and Chief Legal
                            Legal                 Officer, John Hancock Funds, John Hancock Funds II, John
                            Officer               Hancock Funds III and John Hancock Trust (since 2006);
                                                  Vice President and Associate General Counsel for
                                                  Massachusetts Mutual Life Insurance Company
                                                  (1999-2006); Secretary and Chief Legal Counsel for MML
                                                  Series Investment Fund (2000-2006); Secretary and Chief
                                                  Legal Counsel, MassMutual Institutional Funds
                                                  (2000-2004); Secretary and Chief Legal Counsel,
                                                  MassMutual Select Funds and MassMutual Premier Funds
                                                  (2004-2006).
--------------------------- ------------ -------- ------------------------------------------------------------- --------------------
(1)  Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2)  Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3)  Non-Independent Trustee: holds positions with the Funds' investment adviser, underwriter, and/ or certain other affiliates.

--------------------------- ------------ -------- ------------------------------------------------------------- --------------------
                            Position(s)  Trustee/                                                               Number of John
Name, (Year of              Held with    Officer  Principal Occupation(s) and other                             Hancock Funds
Birth), Address(1)          Fund         since(2) Directorships During Past 5 Years                             Overseen by Trustee
--------------------------- ------------ -------- ------------------------------------------------------------- --------------------
Francis V. Knox, Jr.        Chief        2005     Vice President and Chief Compliance Officer, John             N/A
(1947)                      Compliance            Hancock Investment Management Services, LLC, the Adviser
                            Officer               and MFC Global (U.S.) (since 2005); Vice President and
                                                  Chief Compliance Officer, John Hancock Funds II, John
                                                  Hancock Funds III and John Hancock Trust (since 2005);
                                                  Vice President and Assistant Treasurer, Fidelity Group
                                                  of Funds (until 2004); Vice President and Ethics &
                                                  Compliance Officer, Fidelity Investments (until 2001).
--------------------------- ------------ -------- ------------------------------------------------------------- --------------------
Gordon M. Shone             Treasurer    2006     Treasurer for John Hancock Funds (since 2006); for John       N/A
(1956)                                            Hancock Funds II, John Hancock Funds III and John
                                                  Hancock Trust (since 2005); Vice President and Chief
                                                  Financial Officer, John Hancock Trust (2003-2005);
                                                  Senior Vice President, John Hancock Life Insurance
                                                  Company (U.S.A.) (since 2001); Vice President, John
                                                  Hancock Investment Management Services, Inc., John
                                                  Hancock Advisers, LLC (since 2006), and The
                                                  Manufacturers Life Insurance Company (U.S.A.) (1998 to
                                                  2000).
--------------------------- ------------ -------- ------------------------------------------------------------- --------------------
(1)  Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2)  Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3)  Non-Independent Trustee: holds positions with the Funds' investment adviser, underwriter, and/ or certain other affiliates.

--------------------------- ------------ -------- ------------------------------------------------------------- --------------------
                            Position(s)  Trustee/                                                               Number of John
Name, (Year of              Held with    Officer  Principal Occupation(s) and other                             Hancock Funds
Birth), Address(1)          Fund         since(2) Directorships During Past 5 Years                             Overseen by Trustee
--------------------------- ------------ -------- ------------------------------------------------------------- --------------------
John G. Vrysen              Chief        2005     Senior Vice President, Manulife Financial Corporation         N/A
(1955)                      Financial             (since 2006) Director, Executive Vice President and Chief
                            Officer               Financial Officer, the Adviser, The Berkeley Group and
                                                  John Hancock Funds, LLC (since 2005); Executive Vice
                                                  President and Chief Financial Officer, John Hancock
                                                  Investment Management Services, LLC (since 2005),
                                                  Senior Vice President and Chief Financial Officer, MFC
                                                  Global (U.S.) (since 2005); Director, John Hancock
                                                  Signature Services, Inc. (since 2005); Chief Financial
                                                  Officer, John Hancock Funds, John Hancock Funds II,
                                                  John Hancock Funds III, and John Hancock Trust (since
                                                  2005); Vice President and General Manager, Fixed
                                                  Annuities, U.S. Wealth Management (until 2005); Vice
                                                  President, Operations Manulife Wood Logan (2000-2004).
--------------------------- ------------ -------- ------------------------------------------------------------- --------------------
(1)  Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2)  Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3)  Non-Independent Trustee: holds positions with the Funds' investment adviser, underwriter, and/ or certain other affiliates.

The Fund's Board of Trustees currently has four standing Committees: the Audit and Compliance Committee, the Governance Committee, the Contracts/Operations Committee and the Investment Performance Committee. Each Committee is comprised of Independent Trustees who are not "interested persons" of the Fund.

The Audit and Compliance Committee members are Messrs. Ladner, Moore and Ms. McGill Peterson. All of the members of the Audit and Compliance Committee are independent and each member is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Audit and Compliance Committee. The Audit and Compliance Committee recommends to the full board auditors for the Fund, monitors and oversees the audits of the Fund, communicates with both independent auditors and internal auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. The Audit and Compliance Committee held four meetings during the fiscal year ended October 31, 2006.

The Governance Committee members are all of the independent Trustees. The Governance Committee makes recommendations to the Board on issues related to corporate governance applicable to the Independent Trustees and to the composition and operation of the Board and to assume duties, responsibilities and functions to nominate candidates to the Board, together with such addition duties, responsibilities and functions as are delegated to it from time to time. Among other things, the Governance Committee acts as a nominating committee of the Board. In reviewing a potential nominee and in evaluating the renomination of current Independent Trustees, the Governance Committee will generally apply the following criteria: (i) the nominee's reputation for integrity, honesty and adherence to high ethical standards, (ii) the nominee's business acumen, experience and ability to exercise sound judgments, (iii) a commitment to understand the Fund and the responsibilities of a trustee of an investment company, (iv) a commitment to regularly attend and participate in meetings of the Board and its committees, (v) the ability to understand potential conflicts of interest involving management of the Fund and to act in the interests of all shareholders, and (vi) the absence of a real or apparent conflict of interest that would impair the nominee's ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. The Governance Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities. The Governance Committee does not discriminate on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. The Governance Committee held four meetings during the fiscal year ended October 31, 2006.

As long as an existing Independent Trustee continues, in the opinion of the Governance Committee, to satisfy these criteria, the Fund anticipates that the Committee would favor the renomination of an existing Trustee rather than a new candidate. Consequently, while the Governance Committee will consider nominees recommended by shareholders to serve as trustees, the Governance Committee may only act upon such recommendations if there is a vacancy on the Board or the Administration Committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Fund. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Governance Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Governance Committee. While it has not done so in the past, the Governance Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, to be considered by the Governance Committee. In evaluating a nominee recommended by a shareholder, the Governance Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder's candidate among the slate of nominees, the candidate's name will be placed on the Fund's proxy card. If the Governance Committee or the Board determines not to include such candidate among the Board's designated nominees and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder's candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the Fund's proxy statement.

Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o The Secretary of the Fund at the following address: 601 Congress Street, Boston, MA 02210-2805. The Secretary may determine not to forward any letter to the members of the Board that does not relate to the business of the Fund.

The Contracts/Operations Committee members are Messrs. Carlin, Cunningham, Dion and Pruchansky. The Contracts/Operations Committee oversees the initiation, operation, and renewal of contracts between the Fund and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. The

Contracts/Operations Committee held five meetings during the fiscal year ended October 31, 2006.

The Investment Performance Committee members are all of the independent Trustees. The Investment Performance Committee monitors and analyzes the performance of the Fund generally, consults with the Adviser as necessary if the Fund requires special attention, and reviews peer groups and other comparative standards as necessary. The Investment Performance Committee held four meetings during the fiscal year ended October 31, 2006.

The following table provides a dollar range indicating each Trustee's ownership of equity securities of the Fund, as well as aggregate holdings of shares of equity securities of all John Hancock Funds overseen by the Trustee, as of December 31, 2006.


-------------------------------------  ---------------------------  -------------------------------------------
                                       Dollar Range of Fund Shares  Aggregate Dollar Range of holdings in John
Name of Trustee                        Owned by Trustee (1)         Hancock funds overseen by Trustee (1)
-------------------------------------  ---------------------------  -------------------------------------------
Independent Trustees
-------------------------------------  ---------------------------  -------------------------------------------
James F. Carlin                        None                         Over 100,000
-------------------------------------  ---------------------------  -------------------------------------------
Richard P. Chapman, Jr.+               None                         Over 100,000
-------------------------------------  ---------------------------  -------------------------------------------
William H. Cunningham                  None                         $10,001-50,000
-------------------------------------  ---------------------------  -------------------------------------------
Ronald R. Dion                         None                         Over 100,000
-------------------------------------  ---------------------------  -------------------------------------------
Charles L. Ladner                      None                         Over 100,000
-------------------------------------  ---------------------------  -------------------------------------------
Dr. John A. Moore None Over 100,000
-------------------------------------  ---------------------------  -------------------------------------------
Patti McGill Peterson                  None                         Over 100,000
-------------------------------------  ---------------------------  -------------------------------------------
Steven R. Pruchansky                   None                         Over 100,000
-------------------------------------  ---------------------------  -------------------------------------------
Non-Independent Trustees
-------------------------------------  ---------------------------  -------------------------------------------
James R. Boyle                         None                         $10,001-50,000
-------------------------------------  ---------------------------  -------------------------------------------

(1) This Fund does not participate in the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan"). Under the Plan, an Independent Trustee may defer his or her fees by electing to have the Adviser invest his or her fees in one of the funds in the John Hancock complex that participates in the Plan. Under these circumstances, the Trustee is not the legal owner of the underlying shares, but does participate in any positive or negative return on those shares to the same extent as all other shareholders. With regard to Trustees participating in the Plan, if a Trustee was deemed to own the shares used in computing the value of his deferred compensation, as of December 31, 2006, the respective "Dollar Range of Fund Shares Owned by Trustee" and the "Aggregate Dollar Range of holdings in John Hancock funds overseen by Trustee" would be as follows: none and over $100,000 for Mr. Chapman+, none and over $100,000 for Mr. Cunningham, none and over $100,000 for Mr. Dion, none and over $100,000 for Mr. Moore, none and over $100,000 for Mr. Pruchansky.

+ Mr. Chapman retired as of March 20, 2007.

The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Any Non-Independent Trustee and each of the officers of the Fund who are interested persons of the Adviser, and/or affiliates are compensated by the Adviser and receive no compensation from the Fund for their services.

                                                           Total Compensation
                                                            from the Fund and
                            Aggregate Compensation     John Hancock Fund Complex
Independent Trustees          from the Fund (1)            to Trustees (2)
--------------------          -----------------        -------------------------

James F. Carlin                     $ 117                       125,250
Richard P. Chapman*+                  119                       126,250
William H. Cunningham*                119                       193,250
Ronald R. Dion*                      3510                       265,250
Charles L. Ladner*                    127                       194,250
Dr. John A. Moore*                   1530                       146,250
Patti McGill Peterson*               1180                       126,500
Steven R. Pruchansky*                1520                       145,250
Total                              $1,256                    $1,322,250

(1) Compensation is for the fiscal year ending October 31, 2006.

(2) Total compensation paid by the John Hancock Funds Complex to the Independent Trustees is as of December 31, 2006. As of this date, Messrs. Carlin, Chapman, Dion, Moore, Pruchansky and Ms. Peterson served on (53) fifty-three funds in the John Hancock Fund Complex: Messrs. Ladner and Cunningham served on (143) one-hundred-forty-three funds.

* As of December 31, 2006, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Funds Complex for Mr. Chapman+ was $83,758, Mr. Cunningham was $170,724, Mr. Dion was $579,423, Mr. Ladner was $85,936, Ms. McGill Peterson was $30,782,Dr. Moore was $325,332 and Mr. Pruchansky was $330,220 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees (the "Plan").

+ Mr. Chapman retired as of March 20, 2007.

All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or directors and/or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

As of December 8, 2006, the officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund. As of that date, the following shareholders beneficially owned 5% or more of the outstanding shares of the Fund.

-----------------------------------  -------  -------  -------  -------
Name and Address of Owners
of More than 5% of Shares            Class A  Class B  Class C  Class I
-----------------------------------  -------  -------  -------  -------
Charles Schwab & Co. Inc.            8.32%    --       --       --
Mutual Fund Department
101 Montgomery St.
San Francisco,  CA 94104-4151
-----------------------------------  -------  -------  -------  -------
MLPFS for the Sole Benefit of         --      5.93%    19.24%   --
its Customers
Attn:  Fund Administration
4800 Deerlake Dr. East, 2nd Fl.
Jacksonville,  FL  32246-6484
-----------------------------------  -------  -------  -------  -------

-----------------------------------  -------  -------  -------  -------
Brown Brothers Harriman and Company  --       --       --       40.95%
As Custodian
525 Washington Blvd.
Jersey City, NJ
-----------------------------------  -------  -------  -------  -------

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 601 Congress Street, Boston, Massachusetts 02210-2805, a premier investment management company, managed approximately $40 billion in open-end funds, closed-end funds, private accounts, retirement plans and related party assets for individual and institutional investors as of December 31, 2007. Additional information about John Hancock Advisers can be found on the website: www.jhfunds.com.

The Subadviser, Manulife Global Investment Management (U.S.A.) Limited, located at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5, is an indirect wholly-owned subsidiary of Manulife Financial Corporation. Manulife Financial Corporation is the holding company of the Manufacturers Life Insurance Company and is subsidiaries, including Elliott & Page Limited and Manulife Fund Direct (Hong Kong) Limited, collectively known as Manulife Financial.

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser, which was approved by the Adviser as sole initial shareholder of the Fund. Pursuant to the Advisory Agreement, the Adviser, in conjunction with the Sub-Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Adviser and the Fund have entered into a Sub-Advisory Agreement with the Sub-Adviser under which the Sub-Adviser, subject to the review of the Trustees and the overall supervision of the Adviser, is responsible for managing the investment operations of the Fund and the composition of the Fund's portfolio and furnishing the Fund with advice with respect to investments, investment policies and the purchase and sale of securities. The Sub-Advisory Agreement was approved by the Adviser as sole initial shareholder of the Fund.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit, and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser a fee, paid daily, at an annual rate equal to 1.00% of the average daily net asset value of the Fund.

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's annual ordinary operating expenses to a specified percentage of its average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual ordinary operating expenses fall below this limit.

For the fiscal year ended October 31, 2005 and 2006, the advisory fees payable to the Fund's Adviser amounted to $40,385 and $513,012, respectively, prior to the expense reduction by the Adviser. After the expense reduction, the Fund paid no advisory fees in 2005 and $496,550 for 2006.

The Adviser has agreed to limit the Fund's expenses (excluding 12b-1 and transfer agent fees) to 1.40% of the Fund's average daily net assets with respect to Class A, Class B, and Class C shares, and net operating expenses to 2.10% for Class A, 2.80% for Class B and Class C, and 1.45% for Class I shares of the Fund's average daily net assets.

The Adviser has agreed not to terminate this limitation at least until February 28, 2008.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser, the Sub-Adviser or their respective affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser or Sub-Adviser for the Fund or for other funds or clients for which the Adviser or Sub-Adviser renders investment advice arise for consideration at about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser, the Sub-Adviser or their respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreement and Sub-Advisory Agreement, the Adviser and Sub-Adviser are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which their respective Agreements relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Sub-Adviser in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable Agreements.

The Sub-Advisory Agreement provides that the Sub-Adviser shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser, the Trust, the Fund or any of their affiliates as a result of any error of judgment or mistake of law by the Sub-Adviser, except that the Sub-Adviser shall be liable for and shall indemnify the Adviser and the Fund from any loss arising out of or based on (i) the Sub-Adviser's causing the Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund's prospectus or this statement of additional information or any written policies, procedures, guidelines or instructions provided in writing to the Sub-Adviser by the Trustees of the Fund or by the Adviser, (ii) the Sub-Adviser's causing the Fund to fail to satisfy the requirements for qualification as a regulated investment company under the Internal Revenue Code or (iii) the Sub-Adviser's willful misfeasance, bad faith or gross negligence generally in the performance of its duties under the Sub-Advisory Agreement or its reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or John Hancock Life Insurance Company (the "Life Company") may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

As provided in the Sub-Advisory Agreement, the Adviser (not the Fund) pays the Sub-Adviser quarterly, in arrears, within 5 business days after the end of each month, a fee equal on an annual basis to 0.30% of the average daily net asset value of the Fund. The Subadviser has agreed to waive its fee until the net revenue received by the Adviser from its advisory fee exceeds the Adviser's cumulative costs and to limit its fee to the amount of such net revenue if such net revenue is less than the subadvisory fee.

The Advisory Agreement, Sub-Advisory Agreement and Distribution Agreement (discussed below) will continue in effect from year to year, provided that its continuance is approved annually both by (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. These agreements may be terminated on 60 days written notice by any party or by a vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if it is assigned. The Sub-Advisory Agreement terminates automatically upon the termination of the Advisory Agreement.

Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the adviser(s), principal underwriter and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the adviser(s), principal underwriter and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal years ended October 31, 2005 and 2006, the Fund paid the Adviser $2,872 and $8,361, respectively, for services under this Agreement.

Proxy Voting. The Trust's proxy voting policies and procedures (the "Trust's Procedures") delegate to the Subadviser the responsibility to vote all proxies relating to securities held by that portfolio in accordance with the Subadviser's proxy voting policies and procedures. A Subadviser has a duty to vote such proxies in the best interests of the portfolio and its shareholders. Complete descriptions of the Trust's Procedures and the proxy voting procedures of the Subadviser are set forth in Appendix C to this SAI.

It is possible that conflicts of interest could arise for a Subadviser when voting proxies. Such conflicts could arise, for example, when the Subadviser or its affiliate has a client or other business relationship with the issuer of the security being voted or with a third party that has an interest in the vote. A conflict of interest could also arise when the Trust, its investment adviser or principal underwriter or any of their affiliates has an interest in the vote.

In the event a Subadviser becomes aware of a material conflict of interest, the Trust's Procedures generally require the Subadviser to follow any conflicts procedures that may be included in the Subadvisers proxy voting procedures. Although conflicts procedures will vary among subadvisers, they generally include one or more of the following:

(a) voting pursuant to the recommendation of a third party voting service;

(b) voting pursuant to pre-determined voting guidelines; or

(c) referring voting to a special compliance or oversight committee.

The specific conflicts procedures of the Subadviser are set forth in its proxy voting procedures included in Appendix C. While these conflicts procedures may reduce, they will not necessarily eliminate, any influence on proxy voting of conflicts of interest.

Although the Subadviser has a duty to vote all proxies on behalf of the portfolios it subadvises, it is possible that the subadviser may not be able to vote proxies under certain circumstances. For example, it may be impracticable to translate in a timely manner voting materials that are written in a foreign language or to travel to a foreign country when voting in person rather than by proxy is required. In addition, if the voting of proxies for shares of a security prohibits the subadviser from trading the shares in the marketplace for a period of time, the Subadviser may determine that it is not in the best interests of the portfolio to vote the proxies. A subadviser may also choose not to recall securities that have been lent in order to vote proxies for shares of the security since the portfolio would lose security lending income if the securities were recalled.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available
(1) without charge, upon request, by calling (800) 344-1029 (attention: Gordon Shone) and (2) on the SEC's website at http://www.sec.gov.

ADDITIONAL INFORMATION ABOUT THE FUND'S PORTFOLIO MANAGERS

Other Accounts the Portfolio Managers are Managing. The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2006. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

------------------------- -----------------------------------------------------
PORTFOLIO MANAGER NAME    Other Accounts Managed the Portfolio Managers
------------------------- -----------------------------------------------------
Pauline Dan               Other Registered Investment Companies:  None

                          Other Pooled Investment Vehicles: Three (3) entities with total assets of approximately $443 million.

                          Other Accounts: Six (6) Accounts with total assets of approximately $1.1 billion.
------------------------- -----------------------------------------------------

The Subadviser does not generally receive a fee based on the investment performance of the accounts reflected in the table above.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the Fund as well as one or more other accounts. The Adviser and the Subadviser have adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.

o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Adviser and the Subadviser have policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Adviser and the Subadviser generally require that such trades be "bunched", which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Adviser or the Subadviser will place the order in a manner intended to result in as favorable a price as possible for such client.

o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Adviser or the Subadviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. The Subadviser has adopted compliance procedures to manage potential conflicts of interest such as allocation of investment opportunities and aggregated trading.

o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Adviser or the Subadviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

If the different accounts have materially and potentially conflicting investment objections or strategies, a conflict of interest may arise. In making portfolio manager assignments, the Adviser seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers. MFC Global portfolio managers receive a competitive compensation package that consists of a fixed base salary (set annually), a performance-based bonus and a Manulife share ownership plan. With respect to the performance-based bonus, the pre-tax investment performance of all accounts managed by the investment professional over a one-year period considered. The pre-tax performance of each account is measured relative to an appropriate benchmark. In the case of the Fund, performance is measured against the Fund's benchmark, the MSCI China Free Index. Other factors considered under the formula for calculating the performance-based bonus include the overall financial performance of the Sub-Adviser's parent company, Manulife Financial Corporation ("MFC") and the financial performance of the relevant division and business unit of MFC.

The magnitude of the performance based bonus and participation in equity ownership reflects to the seniority and role of each portfolio manager. MFC Global seeks to ensure retention through competitive compensation that rewards both individual and team performance. The overall compensation package is targeted at the top of the second quartile against our competitors as deemed through industry surveys. By maximizing the performance bonus at the top of the second quartile, this structure helps to ensure that the portfolio managers do not incur undue risk in the portfolios they manage.

Share Ownership by Portfolio Managers. The following table indicates as of October 31, 2006 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Fund. For purposes of this table, the following letters represent the range indicated below:

         A        -        $0
         B        -        $1 - $10,000
         C        -        $10,001 - $50,000
         D        -        $50,001 - $100,000
         E        -        $100,001 - $500,000
         F        -        $500,001 - $1,000,000
         G        -        More than $1 million

------------------------- ---------------------------------------------------
Portfolio Manager                   Range of Beneficial Ownership
------------------------- ---------------------------------------------------
Pauline Dan                                       A
------------------------- ---------------------------------------------------

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers, banks and registered investment advisors ("Selling Firms") that have entered into selling agreements with John Hancock Funds. These Selling Firms are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Fund that are continually offered at net asset value next determined, plus any applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds and Selling Firms receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale. In the case of Class B, Class C shares, the Selling Firm receives compensation immediately but John Hancock Funds is compensated on a deferred basis.

Total underwriting commissions (sales charges) for sales of the Fund's Class A shares for the fiscal years ended October 31, 2005 and 2006 were $215,162 and $833,658, respectively. Of such amounts, $32,281 and $131,308, respectively, were retained by John Hancock Funds.

The Fund's Trustees adopted Distribution Plans with respect to each class of shares (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% for Class A shares and 1.00% for Class B and Class C shares of the Fund's average daily net assets attributable to shares of that class. However, the service fees will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Firms and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Firms and others for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments or expenses it incurs under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B and Class C Plans as a liability of the Fund because the Trustees may terminate the Class B and /or Class C Plans at any time with no additional liability for these expenses to the shareholders of the Fund. For the fiscal year ended October 31, 2006, an aggregate of $190,766 of distribution expenses or 2.16% of the average net assets of the Class B shares of the Fund, were not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in the prior periods. For the fiscal year ended October 31, 2006, an aggregate of $50,618 of distribution expenses or 0.74% of the average net assets of the Class C shares of the Fund, were not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in the prior periods.

The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on these Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plan and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Plans provide that they may be terminated without penalty (a) by a vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class in each case upon 60 days' written notice to John Hancock Funds, and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to the Plan. Each Plan provides that no material amendment to the Plan will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Class I and Class NAV shares of the Fund are not subject to any distribution plan. Expenses associated with the obligation of John Hancock Funds to use its best efforts to sell Class I and Class NAV shares will be paid by the Adviser or by John Hancock Funds and will not be paid from the fees paid under Class A, Class B or Class C Plans.

Amounts paid to the John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to the formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Funds.

During the fiscal year ended October 31, 2006, the Fund paid John Hancock Funds the following amounts of expenses in connection with their services for the Fund.

                                  Expense Items

                               Printing and Mailing of                                  Compensation         Interest, Carrying or
                                Prospectuses to New           Expenses of                    to                  Other Finance
Shares     Advertising              Shareholders           John Hancock Funds          Selling Firms                Charges
------     -----------              ------------           ------------------          -------------                -------
Class A      $1,023                    $(131)                   $112,057                   $1,398                      $0
Class B      $9,339                   $ ( 28)                   $ 62,820                   $ 559                       $0
Class C      $3,980                   $ ( 26)                   $ 46,301                   $1,721                      $0

SALES COMPENSATION

As part of their business strategies, the Fund, along with the Distributor, pays compensation to Selling Firms that sell the Fund's shares. These firms typically pass along a portion of this compensation to your broker or financial representative.

The two primary sources of Selling Firm compensation payments for Class A, Class B and Class C are (1) the 12 b-1 fees that are paid out of the fund's assets and
(2) sales charges paid by investors. The sales charges and 12b-1 fees are detailed in the prospectus and under "Distribution Contracts", "Initial Sales Charge on Class A Shares" and "Deferred Sales Charge on Class B and Class C shares" in this Statement of Additional Information. The portions of these expenses that are paid to Selling Firms are shown on the next page. For Class I and Class NAV shares, the Distributor may make a one-time payment at the time of initial purchase out of its own resources to a Selling Firm which sells shares of the Fund. This payment may not exceed 0.15% of the amount invested.

Initial compensation. Whenever you make an investment in Class A, Class B or Class C shares of the Fund, the Selling Firm receives a reallowance/payment/commission as described below. The Selling Firm also receives the first year's 12b-1 service fee at this time.

Annual compensation. For Class A, Class B and Class C shares of the Fund, beginning in the second year after an investment is made, the Selling Firm receives an annual 12b-1 service fee of 0.25% of its average daily net (aged) assets. In addition, beginning in the second year after an investment is made in Class C shares, the Distributor will pay the Selling Firm a distribution fee in an amount not to exceed 0.75% of the average daily net (aged) assets. These service and distribution fees are paid quarterly in arrears.

Selling Firms receive service and distribution fees if, for the preceding quarter, (1) their clients/shareholders have invested combined average daily net assets of no less than $1,000,000 in eligible (aged) assets; or (2) an individual registered representative of the Selling Firm has no less than $250,000 in eligible (aged) assets. The reason for these criteria is to save the Fund the expense of paying out de minimus amounts. As a result, if a Selling Firm does not meet one of the criteria noted above, the money for that firm's fees remains in the Fund.

Additional Payments to Financial Intermediaries. Shares of the funds are primarily sold through financial intermediaries (firms), such as broker/dealers, banks, registered investment advisers, independent financial planners, and retirement plan administrators. The funds' principal distributor John Hancock Funds, LLC ("John Hancock Funds") may make, either from 12b-1 distribution fees or out of its own resources, additional payments to firms. These payments are sometimes referred to as "revenue sharing." Many firms that sell shares of the funds receive one or more types of these cash payments. The categories of payments that John Hancock Funds provides to firms are described below. These categories are not mutually exclusive and John Hancock Funds may make additional types of revenue sharing payments in the future. The same firms may receive payments under more than one or all categories. These payments assist in John Hancock Funds' efforts to promote the sale of the funds' shares. John Hancock Funds agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. John Hancock Funds determines which firms to support and the extent of the payments it is willing to make. John Hancock Funds generally chooses to compensate firms that have a strong capability to distribute shares of the funds and that are willing to cooperate with the distributor's promotional efforts. John Hancock Funds does not make an independent assessment of the cost of providing such services.

As of January 2, 2007, the following member firms of the NASD have arrangements in effect with John Hancock Funds pursuant to which the firm is entitled to a revenue sharing payment:

        ---------------------------------------------------- -----------------------------------
        1st Global Capital Corp.                             A. G. Edwards & Sons, Inc.
        ---------------------------------------------------- -----------------------------------
        AIG Financial Advisors, Inc.                         Ameriprise Financial Services, Inc.
        ---------------------------------------------------- -----------------------------------
        AXA Advisors, LLC                                    Citigroup Global Markets Inc.
        ---------------------------------------------------- -----------------------------------
        Commonwealth Financial Network                       Crown Capital Securities, L.P.
        ---------------------------------------------------- -----------------------------------
        CUSO Financial Services, L.P.                        Ferris, Baker, Watts Incorporated
        ---------------------------------------------------- -----------------------------------
        First Tennessee Brokerage, Inc.                      Gerard Securities
        ---------------------------------------------------- -----------------------------------
        H.D. Vest Investment Services                        ING Financial Partners, Inc.
        ---------------------------------------------------- -----------------------------------
        Investacorp, Inc.                                    Investment Professionals, Inc.
        ---------------------------------------------------- -----------------------------------
        Janney Montgomery Scott LLC                          J.J.B. Hilliard, W. L. Lyons, Inc.
        ---------------------------------------------------- -----------------------------------


                                       36

        ---------------------------------------------------- -------------------------------------
        Lincoln Financial Advisors Corporation               Linsco/Private Ledger Corp.
        ---------------------------------------------------- -------------------------------------
        Merrill, Lynch, Pierce, Fenner, & Smith Incorporated Morgan Keegan & Company, Inc.
        ---------------------------------------------------- -------------------------------------
        Morgan Stanley & Co., Incorporated                   National Planning Corporation
        ---------------------------------------------------- -------------------------------------
        NFP                                                  Oppenheimer & Co., Inc..
        ---------------------------------------------------- -------------------------------------
        Pacific Select Group                                 Prudential Investments LLC
        ---------------------------------------------------- -------------------------------------
        Raymond James & Associates, Inc.                     RBC Dain Rauscher Inc.
        ---------------------------------------------------- -------------------------------------
        Robert W. Baird & Co. Incorporated                   Securities America, Inc
        ---------------------------------------------------- -------------------------------------
        Stifel, Nicolaus & Company, Incorporated             Transamerica Financial Advisors, Inc.
        ---------------------------------------------------- -------------------------------------
        UBS Financial Services, Inc.                         UVEST Financial Services, Inc.
        ---------------------------------------------------- -------------------------------------
        Wachovia Securities, LLC                             Wells Fargo Investments, LLC
        ---------------------------------------------------- -------------------------------------
        Woodbury Financial Services
        ---------------------------------------------------- -------------------------------------

John Hancock Funds also has arrangements with intermediaries that are not members of the NASD.

Sales and Asset Based Payments. John Hancock Funds makes revenue sharing payments as incentives to certain firms to promote and sell shares of the funds. John Hancock Funds hopes to benefit from revenue sharing by increasing the funds' net assets, which, as well as benefiting the funds, would result in additional management and other fees for John Hancock Advisers and its affiliates. In consideration for revenue sharing, a firm may feature certain funds in its sales system or give John Hancock Funds additional access to members of its sales force or management. In addition, a firm may agree to participate in the marketing efforts of John Hancock Funds by allowing it to participate in conferences, seminars or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the funds, the intermediary may earn a profit on these payments. Revenue sharing payments may provide a firm with an incentive to favor the funds.

The revenue sharing payments John Hancock Funds makes may be calculated on sales of shares of funds ("Sales-Based Payments"). Such payments also may be calculated on the average daily net assets of the applicable funds attributable to that particular financial intermediary ("Asset-Based Payments"). Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. John Hancock Funds may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. John Hancock Funds also may make payments to certain firms that sell shares of the funds for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the funds do not pay for these costs directly. John Hancock Funds also may make payments to certain firms that sell shares of the funds in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that John Hancock Funds may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm's mutual fund trading system.

Other Cash Payments. From time to time, John Hancock Funds may provide, either from 12b-1 distribution fees or out of its own resources, additional compensation to firms that sell or arrange for the sale of shares of the funds. Such compensation provided by John Hancock Funds may include financial assistance to firms that enable John Hancock Funds to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other firm-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the NASD. John Hancock Funds makes payments for entertainment events they deem appropriate, subject to John Hancock Funds' guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

John Hancock Funds and its affiliates may have other relationships with firms relating to the provisions of services to the funds, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for funds. If a firm provides these services, the investment adviser or the funds may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with the investment adviser or its affiliates that are not related to the funds.


              First Year Broker or Other Selling Firm Compensation

                                 Investor pays                                                 Total Selling
                                 sales charge        Selling Firm         Selling Firm         Firm
                                 (% of offering      receives             receives 12b-1       Compensation
Class A investments              price (1)           commission (2)       service fee (3)      (4) (5)
-------------------              ---------           --------------       ---------------      -------
Up to $49,999                    5.00%               4.01%                0.25%                4.25%
$50,000 - $99,999                4.50%               3.51%                0.25%                3.75%
$100,000 - $249,999              3.50%               2.61%                0.25%                2.85%
$250,000 - $499,999              2.50%               1.86%                0.25%                2.10%
$500,000 - $999,999              2.00%               1.36%                0.25%                1.60%

Investments of Class A
shares of $1 million or more

First $1M - $4,999,999           --                  0.75%                0.25%                1.00%
Next $1 - $5M above that         --                  0.25%                0.25%                0.50%
Next $1 or more above that       --                  0.00%                0.25%                0.25%

Investments of Class A
shares by certain
Retirement Plans (6)

First $1 - $4,999,999            --                  0.75%                0.25%                1.00%
Next $1 - $5M above that         --                  0.25%                0.25%                0.50%
Next $1 or more above that       --                  0.00%                0.25%                0.25%

Class B investments

All amounts                      --                  3.75%                0.25%                4.00%
Class C investments

All amounts                      --                  0.75%                0.25%                1.00%
Class I investments

All amounts                      --                  0.00%                0.00%                0.00% (7)

(1) See "Initial Sales Charge on Class A Shares" for discussion on how to qualify for a reduced sales charge. John Hancock Funds, LLC may take recent redemptions into account in determining if an investment qualifies as a new investment.

(2) For Class A investments under $1 million, a portion of the Selling Firm's commission is paid out of the sales charge.

(3) For Class A, B and C shares, the Selling Firm receives 12b-1 fees in the first year as a % of the amount invested and after the first year as a % of average daily net eligible assets. For Selling Firms with a fee-based/WRAP program agreement with John Hancock Funds, LLC the Selling Firm receives 12b-1 fees in the first year as a % of average daily net eligible assets. Certain retirement platforms also receive 12b-1 fees in the first year as a % of average daily net eligible assets. Quarterly payments are made in arrears.

(4) Selling Firm commission and 12b-1 service fee percentages are calculated from different amounts, and therefore may not equal the total Selling Firm compensation percentages if combined using simple addition.

(5)  Underwriter retains the balance.

(6) Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of $1 million or more, purchases by employer sponsored defined contribution retirement plans investing $1 million or more, or with 100 or more eligible employees at the time of purchase.

(7) John Hancock Funds, LLC may make a one-time payment at time of initial purchase out of its own resources to a Selling Firm that sells Class I shares of the Fund. This payment may be up to 0.15% of the amount invested.

CDSC revenues collected by John Hancock Funds, LLC may be used to pay Selling Firm commissions when there is no initial sales charge.

NET ASSET VALUE

The NAV for each class of the Fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices. In addition, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between the time of the determination of value and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.

Equity securities traded on a principal exchange are generally valued at last sale price on the day of valuation or in the case of securities traded on NASDAQ, the NASDAQ official closing price. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Equity options held by a Fund are priced as of the close of trading (generally 4 p.m. Eastern Time), futures contracts on U.S. government and other fixed-income securities (generally 3 p.m. Eastern Time) and index options held by a Fund are priced as of their close of trading (generally 4:15 p.m. Eastern Time).

Short-term debt investments which have a remaining maturity of 60 days or less are may be valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

If any securities held by the Fund are restricted as to resale, the fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realized from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 4:00 p.m., London time on the date of any determination of the Fund's NAV. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the Exchange. Currency exchange rates are normally determined at the close of trading in London, England (11:00 a.m., New York Time). The closing prices for securities in markets or on exchanges outside the U.S. that close prior to the close of the Exchange may not fully reflect events that occur after such close but before the close of the Exchange. As a result, the Fund has adopted fair value pricing procedures, which, among other things, require the Fund to fair value such securities if these has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Fund to a significant extent. In addition, securities held by some of the Fund may be traded in foreign markets that are open for business on days that the Fund is not, and the trading of such securities on those days may have an impact on the value of a shareholder's investment at a time when the shareholder cannot buy and sell shares of the Fund.

INITIAL SALES CHARGE ON CLASS A SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge") or on a contingent deferred basis (the "contingent deferred sales charge" or "CDSC"). The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to accumulate current purchases with the current offering price of the Class A, Class B, Class C, Class I, or Class R shares of the John Hancock mutual funds owned by the investor (see "Combination" and "Accumulation Privileges" below).

In order to receive the reduced sales charge, the investor must notify his/her financial adviser and/or the financial adviser must notify John Hancock Signature Services, Inc. ("Signature Services") at the time of purchase of the Class A shares, about any other John Hancock mutual funds owned by the investor, the investor's spouse and their children under the age of 21 living in the same household (see "Combination and Accumulation Privileges" below). This includes investments held in a retirement account, an employee benefit plan or at a broker or financial adviser other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. John Hancock Signature Services, Inc. will automatically link certain accounts registered in the same client name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates. You must notify John Hancock Signature Services Inc. and your broker-dealer (financial adviser) at the time of purchase of any eligible accounts held by your spouse or children under 21, living in the same household in order to insure these assets are linked to your accounts.

Without Sales Charges. Class A shares may be offered without a front-end sales charge or contingent deferred sales charge ("CDSC") to various individuals and institutions as follows:

o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates, sub-adviser or Selling Firms; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, child, grandparent, grandchild, parent, sibling, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew and same sex domestic partner; "Immediate Family") of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

o Individuals transferring assets held in a SIMPLE IRA, SEP, or SARSEP invested in John Hancock Funds directly to an IRA.

o Individuals converting assets held in an IRA, SIMPLE IRA, SEP, or SARSEP invested in John Hancock Funds directly to a ROTH IRA.

o Individuals recharacterizing assets from an IRA, ROTH IRA, SEP, SARSEP or SIMPLE IRA invested in John Hancock Funds back to the original account type from which it was converted.

NOTE: Rollover investments to Class A shares from assets withdrawn from SIMPLE 401(k), TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and any other qualified plans as described in the Internal Revenue Codes 401(a), 403(b), 457 and not specified above as waiver eligible, will be subject to applicable sales charges.

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

o Certain retirement plans participating in Merrill Lynch or The Princeton Retirement Group, Inc. (the "Princeton Retirement Group") servicing programs offered in Class A shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Advisor or Princeton Retirement Group representative for further information.

o        Retirement plans investing through the PruSolutions(sm) program.

o Participants in certain 529 Plans that have a signed agreement with John Hancock Funds. No CDSC will be due for redemptions on plan purchases made at NAV with no finder's fee. However, if a plan had a finder's fee or commission, and the entire plan redeemed within 12 months of the first investment in the plan, a CDSC would be due.

o Participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these employees may purchase Class A shares with no initial sales charge, if the plan sponsor notifies Signature Services of the number of employees at the time the account is established. However, if the shares are redeemed within 12 months of the inception of the plan, a CDSC will be imposed at the following rate:


                  Amount Invested                                      CDSC Rate
                  ---------------                                      ---------
                  First $1 to $4,999,999                               1.00%
                  Next $1 to $5M above that                            0.50%
                  Next $1 or more above that                           0.25%

Class A shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

In Kind Re-registrations. A shareholder who withdraws funds via a tax reportable transaction, from one John Hancock fund account, that has previously paid a sales charge, and reregisters those assets directly to another John Hancock Fund account, without the assets ever leaving John Hancock Funds, may do so without paying a sales charge. The beneficial owner must remain the same, i.e., in kind.

Note: Rollover investments to Class A shares from assets withdrawn from SIMPLE 401(k), TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and any other qualified plans as described in the Internal Revenue Codes 401(a), 403(b), 457 are not eligible for this provision, and will be subject to applicable sales charges.

Reducing Your Class A Sales Charges

Combination and Accumulation Privileges. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21 living in the same household, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). Qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Class A investors may also reduce their Class A sales charge by taking into account not only the amount being invested but also the current offering price of all the Class A, Class B, Class C, Class I and Class R shares of all John Hancock funds already held by such person. However, Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. To receive a reduced sales charge, the investor must tell his/her financial adviser or Signature Services at the time of the purchase about any other John Hancock mutual funds held by that investor his or her spouse and their children under the age of 21 living in the same household. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Firm's representative.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. Reduced Class A sales charges under the Combination and Accumulation Privilege are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth IRAs and Coverdell ESAs, SEP, SARSEP, 401(k), 403(b) (including TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and Section 457 plans. An individual's non-qualified and qualified retirement plan investments can be combined to satisfy an LOI (either 13 or 48 months). Since some retirement plans are held in an omnibus account, an investor wishing to count retirement plan holdings towards a Class A purchase must notify Signature Services and his/her financial adviser of these holdings. Such an investment (including accumulations, combinations and reinvested dividends) must aggregate $50,000 or more during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. Purchases made within 90 days prior to the signing of an LOI will be counted towards fulfillment of the LOI, however, the original sales charge will not be recalculated for these previous purchase. The sales charge applicable to all amounts invested after an LOI is signed is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

Investments in Class B and Class C shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively, will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices including all shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to retirement plans that had more than 100 eligible employees at the inception of the Fund account. You must notify Signature Services of the number of eligible employees at the time your account is established.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

o Proceeds of 50 shares redeemed at $12 per shares (50 x 12)            $600.00
o *Minus Appreciation ($12 - $10) x 100 shares                          (200.00)
o Minus proceeds of 10 shares not subject to CDSC
  (dividend reinvestment)                                               (120.00)
                                                                        -------
o Amount subject to CDSC                                                $280.00

* The appreciation is based on all 100 shares in the account not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Firms for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.) * Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemption of Class B and Class C shares made under a periodic withdrawal plan or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)

* Certain retirement plans participating in Merrill Lynch or The Princeton Retirement Group, Inc. servicing programs offered in Class A, Class B and Class C shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Advisor or Princeton Retirement Group representative for further information.

* Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.

* Redemption of Class A shares by retirement plans that invested through the PruSolutions(sm) program.

For Retirement Accounts (such as traditional, Roth IRAs and Coverdell ESAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code. (Waiver based on required, minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)

*        Returns of excess contributions made to these plans.

* Redemptions made to effect certain distributions, as outlined in the chart on the following page, to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit Sharing Plan/401(k) Plans), 403(b), 457 and 408 (SEPs and SIMPLE IRAs) of the Internal Revenue Code.

Please see matrix for some examples.

---------------------------- --------------------- -------------------- --------------------- --------------------- --------------
Type of Distribution         401 (a) Plan (401     403 (b)              457                   IRA, IRA Rollover     Non-retirement
                             (k), MPP, PSP) 457 &
                             408 (SEPs & Simple
                             IRAs)
---------------------------- --------------------- -------------------- --------------------- --------------------- --------------
Death or Disability          Waived                Waived               Waived                Waived                Waived
---------------------------- --------------------- -------------------- --------------------- --------------------- --------------
Over 70 1/2                    Waived                Waived               Waived              Waived for required   12% of account
                                                                                              minimum               value annually
                                                                                              distributions* or 12% in periodic
                                                                                              of account value      payments
                                                                                              annually in periodic
                                                                                              payments.
---------------------------- --------------------- -------------------- --------------------- --------------------- --------------
Between 59 1/2 and 70 1/2        Waived                Waived               Waived            Waived for Life       12% of account
                                                                                              Expectancy            value annually
                                                                                              or 12% of             in periodic
                                                                                              account value         payments
                                                                                              annually
                                                                                              in periodic
                                                                                              payments.
---------------------------- --------------------- -------------------- --------------------- --------------------- --------------
Under 59 1/2                 Waived for annuity    Waived for annuity   Waived for annuity    Waived for annuity    12% of account
(Class B and Class C only)   payments (72t) or 12% payments (72t) or    payments (72t) or 12% payments (72t) or 12% value annually
                             of account value      12% of account value of account value      of account value      in periodic
                             annually in periodic  annually in periodic annually in periodic  annually in periodic  payments
                             payments.             payments.            payments.             payments.
---------------------------- --------------------- -------------------- --------------------- --------------------- --------------
Loans                        Waived                Waived               N/A                   N/A                   N/A
---------------------------- --------------------- -------------------- --------------------- --------------------- --------------
Termination of Plan          Not Waived            Not Waived           Not Waived            Not Waived            N/A
---------------------------- --------------------- -------------------- --------------------- --------------------- --------------
Hardships                    Waived                Waived               Waived                N/A                   N/A
---------------------------- --------------------- -------------------- --------------------- --------------------- --------------
Qualified Domestic           Waived                Waived               Waived                N/A                   N/A
Relations Orders
---------------------------- --------------------- -------------------- --------------------- --------------------- --------------
Termination of Employment    Waived                Waived               Waived                N/A                   N/A
Before Normal Retirement Age
---------------------------- --------------------- -------------------- --------------------- --------------------- --------------
Return of Excess             Waived                Waived               Waived                Waived                N/A
---------------------------- --------------------- -------------------- --------------------- --------------------- --------------

* Required minimum distributions based on John Hancock Mutual Fund IRA assets only.

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

ELIGIBLE INVESTORS FOR CLASS NAV SHARES

Class NAV shares are sold to certain affiliated funds, each of which is a fund of funds that invests in various other funds of John Hancock Funds II and John Hancock Funds III. Class NAV shares are also sold to certain institutional investors.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholders will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class for shares of the same class in any other John Hancock fund offering that same class. The registration for both accounts involved must be identical. Identical registration is determined by having the same beneficial owner on both accounts involved in the exchange.

Investors may exchange Class I shares for Class I shares of other John Hancock funds or Class A shares of John Hancock Money Market Fund. If an investor exchanges Class I shares for Class A shares of Money Market Fund, any future exchanges out of the Money Market Fund Class A must be to another Class I fund.

Exchanges between funds are based on their respective net asset values. No sales charge is imposed, except on exchanges of Class A shares from Money Market Fund or U.S. Government Cash Reserve Fund to another John Hancock fund, if a sales charge has not previously been paid on those shares. However, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a retirement plan exchanges the plan's Class A account in its entirety from the Fund to a non-John Hancock investment, the one-year CDSC applies.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Class A, Class B and Class C Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services and your financial adviser are notified prior to reinvestment, a shareholder who has redeemed shares of the Fund may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares back into the same share class of the same John Hancock Fund and account from which it was removed, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the same class and fund and account from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

The Fund may refuse any reinvestment request and may change or cancel its reinvestment policies at any time.

A redemption or exchange of shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of shares will be treated for tax purposes as described under the caption "TAX STATUS".

Retirement plans participating in Merrill Lynch's servicing programs:

Class A shares are available at net asset value for Merrill Lynch or The Princeton Retirement Group, Inc. retirement plans, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Advisor or Princeton Retirement Group representative for further information.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the Fund may be purchased or redeemed through certain Selling Firms. Selling Firms may charge the investor additional fees for their services. The Fund will be deemed to have received a purchase or redemption order when an authorized Selling Firm, or if applicable, a Selling Firm's authorized designee, receives the order. Orders may be processed at the NAV next calculated after the Selling Firm receives the order. The Selling Firm must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at NAV next determined. Some Selling Firms that maintain network/omnibus/nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. This fee is paid by the Adviser, the Fund and/or John Hancock Funds, LLC (the Fund's principal distributor).

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and two other series. Additional series may be added in the future. The Trustees have also authorized the issuance of five classes of shares of the Fund, designated as Class A, Class B, Class C, Class I and Class NAV.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares. The Fund no longer issues share certificates. Shares are electronically recorded.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class will be borne exclusively by that class, (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares and (iii) each class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with a request for a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Fund. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations and affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable for reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock Fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone redemptions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Shares of the Fund generally may be sold only to U.S. citizens, U.S. residents, and U.S. Domestic corporations, partnerships, trusts and estates.

TAX STATUS

The Fund, is treated as a separate entity for accounting and tax purposes, has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distributions requirements.

Distribution from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income", they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain" they will be taxable as capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than those gains and losses included in computing net capital gain, after reduction by deductible expenses). Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Because more than 50% of the Fund's assets at the close of any taxable year will not consist of stocks or securities of foreign corporations, the Fund will be unable to pass such taxes through to shareholders (as additional income) along with a corresponding entitlement to a foreign tax credit or deduction. The Fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders.

If the Fund invests in stock (including an option to acquire stock such as is inherent in a convertible bond) of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their asset in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return for these investments.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency options, foreign currencies, or payables or receivables denominated in foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly related to the Fund's investment in stock or securities, including speculative currency positions could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income from each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

Certain options, futures, and forward foreign currency contracts undertaken by the Fund could cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of foreign currency contracts, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Additionally, the Fund may be required to recognize gain, but not loss, if an option, short sales or other transaction is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. Also, certain of the Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options, futures and forward contracts in order to seek to minimize any potential adverse tax consequences.

The amount of the Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities and/or engage in options transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) that in a transaction is treated as a sale for tax purposes, a shareholder ordinarily will realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carry forward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

For Federal income tax purposes, the Fund is permitted to carry forward a net realized capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. As of October 31, 2006 there were no capital loss carryforwards.

If the Fund should have dividend income that qualifies as Qualified Dividend Income, as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003, the maximum amount allowable will be designated by the Fund. This amount will be reflected on Form 1099-DIV for the current calendar year.

If the Fund should have dividend income that qualifies for the dividends-received deduction for corporations, it will be subject to the limitations applicable under the Code. The qualifying portion is limited to properly designated distributions attributed to dividend income (if any) the Fund receives from certain stock in U.S. domestic corporations and the deduction is subject to holding period requirements and debt-financing limitations under the Code.

Investment in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it acquires or holds any such obligations, in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seeks to avoid becoming subject to Federal income or excise tax.

For purposes of the dividends-received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each such dividend and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the holding period requirements stated above with respect to their shares of the Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, and, to the extend such basis would be reduced below zero, that current recognition of income would be required.

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market or constructive sale rules applicable to certain options, futures, forwards, short sales or other transactions may also require the Fund to recognize income or gain without a concurrent receipt of cash. Additionally, some countries restrict repatriation which may make it difficult or impossible for the Fund to obtain cash corresponding to its earnings or assets in those countries. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may borrow cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although it may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number nor certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions and ownership of or gains realized on the redemption (including an exchange) of shares of the Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8, W-8BEN or other authorized withholding certificate is on file and to backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser's or Sub-Adviser's investment and/or trading personnel. Orders for purchases and sales of securities are placed in a manner, which, in the opinion of such personnel, will offer the best price and market for the execution of each such transaction. The Fund's trading practices and investments are reviewed periodically by the Sub-Adviser's Senior Investment Policy Committee and its Brokerage Practices Committee which consists of officers of the Sub-Adviser and quarterly by the Adviser's Investment Committee which consists of officers of the Adviser and Trustees of the Trust who are interested persons of the Fund.

Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker reflect a "spread". Investments in debt securities are generally traded on a "net" basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions. In the U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. Investments in equity securities are generally traded on exchanges or on over-the-counter markets at fixed commission rates or on a net basis. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. The policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with best execution, the Fund's trades may be executed by dealers that also sell shares of John Hancock funds, however, the Adviser and Sub-Adviser do not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, and may include, to a lesser extent, the availability and value of research information and statistical assistance furnished to the Adviser and Sub-Adviser of the Fund. The Adviser and Sub-Adviser have implemented policies and procedures (approved by the Fund's board of Trustees) reasonably designed to ensure that the Fund's selection of the broker-dealer is not influenced by considerations about the sales of Fund shares. The Adviser has implemented policies and procedures (approved by the Fund's board of Trustees) reasonably designed to ensure that the Fund's selection of the broker-dealer is not influenced by considerations about the sales of Fund shares.

Where research is available for cash payments, the Adviser pays for such research from its own resources, and not with brokerage commissions. In other cases, as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Adviser that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. "Commissions", as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, mark-downs, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.

The term "brokerage and research service" includes research services received from broker-dealers which supplement the Adviser's or Sub-Adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; and information concerning prices and ratings and ratings of securities. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communication of trade information and, the providing of specialized consultations with the Adviser's or Sub-Adviser's personnel with respect to computerized systems and data furnished as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

The outside research assistance is useful to the Adviser or Sub-Adviser since the broker-dealers used by the Adviser or Sub-Adviser tend to follow a broader universe of securities and other matters than the Adviser's or Sub-Adviser's staff can follow. In addition, the research provides the Adviser or Sub-Adviser with a diverse perspective on financial markets. Research services provided to the Adviser or Sub-Adviser by broker-dealers are available for the benefit of all accounts managed or advised by the Adviser or by its affiliates, or by the Sub-Adviser or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's or Sub-Adviser's clients, including the Fund. However, the Fund is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

The Adviser and Sub-Adviser believe that the research services are beneficial in supplementing the Adviser's or Sub-Adviser's research and analysis and that they improve the quality of the Adviser's or Sub-Adviser's investment advice. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser or Sub-Adviser. The advisory fee paid by the Fund is not reduced because the Adviser receives such services. The receipt of research information is not expected to reduce significantly the expenses of the Adviser and Sub-Adviser. However, to the extent that the Adviser or Sub-Adviser would have purchased research services had they not been provided by broker-dealers, or would have developed comparable information through its own staff, the expenses to the Adviser or Sub-Adviser could be considered to have been reduced accordingly. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser or Sub-Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser or Sub-Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis.

Broker-dealers may be willing to furnish statistical, research and other factual information or service to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund or the Adviser or Sub-Adviser's other clients.

In effecting portfolio transactions on behalf of the Fund and the Adviser's other clients, the Adviser may from time to time instruct the broker-dealer that executes the transaction to allocate, or "step-out", a portion of the transaction to another broker-dealer. The broker-dealer to which the Adviser "stepped-out" would then settle and complete the designated portion of the transaction. Each broker-dealer would receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

While the Adviser and/or the Sub-Adviser will be primarily responsible for its allocation of the Fund's brokerage business, the policies and practices of the Adviser or Sub-Adviser in this regard must be consistent with the foregoing and at all times be subject to review by the Trustees.

For the fiscal years ended October 31, 2005 and 2006, the fund paid negotiated brokerage commissions of $47,615 and $348,256, respectively.

Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through brokers affiliated with the Adviser and/or the Sub-Adviser ("Affiliated Brokers"). Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Fund, the Adviser, the Sub-Adviser or the Affiliated Broker. Because the Adviser or Sub-Adviser that is affiliated with the Affiliated Broker has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer ("Signator" or an "Affiliated Broker"). The Adviser's and the Subadviser's indirect parent, Manulife Financial, is the parent of another broker-dealer, John Hancock Distributors LLC (until December 31, 2004, Manulife Financial Securities, LLC)

("JH Distributors" or "Affiliated Broker"). For the fiscal years ended October 31, 2005 and 2006, the Fund paid no brokerage commissions to any Affiliated Broker.

Other investment advisory clients advised by the Adviser or Sub-Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser or Sub-Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser or Sub-Adviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each participating account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size (a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser or Sub-Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Services monthly a fee which is based on an annual rate of $15.00 for each Class A shareholder account and $17.50 for each Class B shareholder account and $16.50 for each Class C shareholder account plus certain out-of-pocket expenses. The Fund also pays Signature Services monthly a fee which is based on an annual rate of 0.05% of average daily net assets. Prior to January 1, 2006, the Fund paid Signature Services monthly a fee which was based on an annual rate of $16.00 for each Class A shareholder account and $18.50 for each Class B shareholder account and $17.50 for each Class C shareholder account plus certain out-of-pocket expenses. The Fund also paid Signature Services monthly a fee which is based on an annual rate of 0.05% of average daily net assets for Class A, Class B and Class C shares. The Fund also paid Signature Services monthly a fee of 0.05% of average daily net assets for Class I shares. Effective July, 1, 2006, Signature Services agreed to limit the transfer agent fees on Class A, Class B and Class C shares to 0.40% of average daily net assets until February 29, 2008.

CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and The Bank of New York, One Wall Street, New York, New York

10286. Under the custodian agreement, The Bank of New York is performing custody, Foreign Custody Manager and fund accounting services.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm of the Fund is PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP audits and renders an opinion on the Fund's annual financial statements and reviews the Fund's Federal income tax return.

LEGAL AND REGULATORY MATTERS

There are no legal proceedings to which the Trust, the Adviser or the principal underwriter is a party that are likely to have a material adverse effect on the Fund or the ability of the investment adviser or principal underwriter to perform its contract with the Fund.

APPENDIX A

MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them with examples of related securities and investment practices included in brackets. See the "Investment Objective and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The Fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk. The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks. (e.g., short sales, financial futures and options; securities and index options, currency contracts).

Credit risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., borrowing; reverse repurchase agreements, repurchase agreements, securities lending, non-investment-grade securities, financial futures and options; securities and index options).

Currency risk. The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. (e.g., foreign equities, financial futures and options; securities and index options, currency contracts).

Information risk. The risk that key information about a security or market is inaccurate or unavailable. (e.g., non-investment-grade securities, foreign equities).

Interest rate risk. The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. (e.g., non-investment-grade securities, financial futures and options; securities and index options).

Leverage risk. Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g., borrowing; reverse repurchase agreements, when-issued securities and forward commitments).

o Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Speculative. To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost. (e.g., short sales, financial futures and options securities and index options; currency contracts).

Liquidity risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g., non-investment-grand securities, short sales, restricted and illiquid securities, financial futures and options securities and index options; currency contracts).

Management risk. The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g., short sales, short-term trading, when-issued securities and forward commitments, non-investment-grade securities, foreign equities, financial futures and options; securities and index options restricted and illiquid securities).

Natural event risk. The risk of losses attributable to natural disasters, crop failures and similar events. (e.g., foreign equities).

Opportunity risk. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. (e.g., short sales, when-issued securities and forward commitments; financial futures and options; securities and index options, currency contracts).

Political risk. The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war.(e.g., foreign equities).

Valuation risk. The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade securities, restricted and illiquid securities).

APPENDIX B

DESCRIPTION OF BOND RATINGS

The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group represent their opinions as to the quality of various debt instruments they undertake to rate. It should be emphasized that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

MOODY'S INVESTORS SERVICE, INC.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements are subject to substantial credit risk.

B: Obligations rated B are considered speculative elements and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

STANDARD & POOR'S RATINGS GROUP

AAA: An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated `AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. BB, B, CCC, CC and C: Obligations rated `BB', `B', `CCC' `CC' and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated `CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated `CC' is currently highly vulnerable to nonpayment.

C: The `C' rating may be used to over a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from `AA' to `CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

FITCH INVESTORS SERVICE ("Fitch")

Investment Grade

AAA: Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. `AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. `A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. `B' ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB: Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B:  Highly speculative.
o For issuers and performing obligations, `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
o For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of `R1' (outstanding).

CCC:
o For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.
o For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of `R2' (superior), or `R3' (good) or `R4' (average).

CC:
o For issuers and performing obligations, default of some kind appears probable.
o For individual obligations, may indicate distressed or defaulted obligations with Recovery Raging of `R4' (average) or `R5' (below average).

C:
o For issuers and performing obligations, default is imminent.
o For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of `R6' (poor).

RD: Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D: Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:
- failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;
- the bankruptcy filings, administration, receivership, liquidation or winding-up or cessation of business of an obligor; or
- the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated `D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of `C' to `B' rating categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the `B' or CCC-C categories.

Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS

Moody's

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 ; Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 ; Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Standard and Poor's

Commercial Paper
A standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from `A' for the highest-quality obligations to `D' for the lowest. These categories are as follows:

A-1: This designation indicates that the degress of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

A-3: Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated `B' are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated `D' is in payment default. The `D' rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

Dual Ratings
Standard & Poor's assigns `dual' rating to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, `AAA/A-1+'). With short-term demand debt, not rating symbols are used with the commercial paper rating symbols (for example, `SP-1+/A-1+').

Other Considerations - The ratings of S&P, Moody's, and Fitch represent their respective opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and ratings may have different yields and municipal securities of the same maturity and coupon with different ratings may have the same yield.

TAX-EXEMPT NOTE RATINGS

Moody's

Short-Term Debt Ratings
There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Dept instruments in this category may lack sufficient margins of protection.

Standard and Poor's

Short-Term Issue
A Standard & Poor's U.S. municipal note reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
o Amoritization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as note; and
o Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3:  Speculative capacity to pay principal and interest.

APPENDIX C

PROXY VOTING SUMMARIES OF THE ADVISER AND SUBADVISER


                           John Hancock Advisers, LLC
                      Proxy Voting Policies and Procedures



                               Table of Contents

I.   Delegation of Proxy Voting to Subadvisers
     A.   Delegation
     B.   Proxy Voting Policies and Procedures
     C.   Underlying Funds

II.  Material Conflicts of Interest

III. Procedures for Shareholders/Contract Owners to Obtain Proxy Voting Policies and Proxy Voting


IV.  Record. Disclosure of Proxy Voting Procedures
     A. Disclosure of Procedures in the Statement of Additional Information of the Trust
     B.   Disclosure in Annual and Semi-Annual Report
     C.   Filing of Proxy Voting Record on Form N-PX

          Annual Approval of Proxy Voting Policies and Procedures * * *

I.   Delegation of Proxy Voting to Subadvisers

     A.   Delegation

          The subadviser for each Trust portfolio shall vote all proxies relating to securities held by the portfolio and in that connection, and subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures adopted by the subadviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940.

     B.   Proxy Voting Procedures

           Except as noted under I.C. below, the proxy voting policies and procedures for each Trust portfolio shall be the same as those used by the portfolio's subadviser to vote proxies for the Trust portfolio. The proxy voting policies and procedures of the subadviser to each Trust portfolio relating to voting proxies of each Trust portfolio it manages, as such policies and procedures may be amended from time to time (the "Subadviser Proxy Voting Procedures"), are hereby incorporated into these policies and procedures by reference.

           Underlying Funds

           With respect to voting proxies relating to the securities of an underlying fund held by a Trust portfolio in reliance on any one of Sections 12(d)(1)(E), (F) or (G) of the Investment Company Act of 1940, or to the extent disclosed in the Trust's registration statement, the subadviser for the Trust portfolio, or the Trust, will vote proxies in the same proportion as the vote of all other holders of such underlying fund securities, unless the Trust intends to seek voting instructions from the shareholders of the Trust portfolio, in which case the subadviser, or the Trust, will vote proxies in the same proportion as the instructions timely received from shareholders of the Trust portfolio.

Material Conflicts of Interest

If (1) the subadviser to any Trust portfolio knows that a vote presents a material conflict between the interests of (a) shareholders of the Trust portfolio and (b) the Trust's investment adviser, principal underwriter or any affiliated person of the Trust, its investment adviser or its principal underwriter, and (2) the subadviser does not propose to vote on the particular issue in the manner prescribed by its pre-determined proxy voting guidelines, then the subadviser will follow its conflict of interest procedures (as set forth in the subadviser's proxy voting policies and procedures) when voting such proxies. If the proxy voting policies and procedures of any subadviser indicate that, in the case of any conflict of interest between the interests of shareholders of a Trust portfolio and another party, the subadviser will abstain from voting or will request the Board of Trustees of the Trust to provide voting instructions, the subadviser shall not abstain or make such request but instead shall vote proxies, in its discretion, either as recommended by an independent third party or as the subadviser may determine in its reasonable judgment to be in the best interests of the shareholders of the Trust portfolio.

II. Procedures for Shareholders/Contract Owners to Obtain Proxy Voting Policies and Proxy Voting Record. Disclosure of Proxy Voting Procedures

     A. Disclosure of Policies and Procedures in the Statement of Additional Information

          The Trusts shall disclose in their Statements of Additional Information a summary of their Proxy Voting Policies and Procedures and of the Subadviser Proxy Voting Procedures included therein. (In lieu of including a summary of the procedures, the Trusts may instead include the actual Subadviser Proxy Voting Procedures in the Statements of Additional Information.)

     B.   Disclosure in Annual and Semi-Annual Report

          The Trusts shall disclose in their annual and semi-annual shareholder reports that:

               a) a description of the Trusts' proxy voting policies and procedures and

               b) the Trusts' proxy voting record for the most recent 12 month period ending June 30th, are available:
                    1.   on the SEC's website, and
                    2. without charge, upon request, by calling a specified toll-free telephone number. The Trusts will send these documents within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

     C.   Filing of Proxy Voting Record on Form N-PX

          The Trusts will annually file their complete proxy voting record with the SEC on Form N-PX. The Form N-PX shall be filed for the twelve month period ended June 30th no later than August 31st of each year.

IV. Annual Approval of Proxy Voting Procedures The Trusts' proxy voting policies and procedures shall be re-approved by the Trusts' Boards of Trustees at least annually.

       MFC Global Investment Management (U.S.A.) Limited ("MFC-GIM (USA)")
                      Proxy Voting Policies and Procedures


MFC-GIM (USA) manages money on behalf of, or provides investment advice to, clients.

Arising out of these relationships, MFC-GIM(USA) has a fiduciary duty to exercise care, diligence and skill in the administration and management of client funds that any person, familiar with the matters would exercise under similar circumstances in managing the property of another person.

In addition to its fiduciary duty, MFC-GIM (USA) must also comply with the proxy requirements of Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended from time to time ("Advisers Act"), and any other law which governs the exercise of voting rights by an investment adviser.

         A proxy is a shareholder's right to vote that has been delegated to professionals who manage their investments. (Note: clients have the unqualified right to rescind the permission given to an advisor to vote proxies on their behalf.) The right to vote is an asset, as a company's shareholders have the power to influence the management of a corporation and it is our fiduciary obligation to ensure that these rights are voted, if clients request us to do so in writing, such that they optimize the long-term value of the investment portfolios.


Fiduciary Duty Guideline Requirements

When voting proxies, fiduciaries have an obligation to do so in an informed and responsible manner. There is a duty of loyalty. Records of voting should be maintained by retaining copies of, or access to, proxies and any supporting documentation for non-routine issues. As an investment advisory company, the obligation of fiduciaries is to vote proxies in the best interest of the clients or beneficiaries.


Our Policy

         A proxy vote should be cast on behalf of each client holding the security in question. The decision on how to vote is made by the responsible Portfolio Manager, or another person or persons to whom such responsibility has been delegated by the Portfolio Manager, on behalf of the client. Such a person may include a proxy committee or a proxy voting service. See "Proxy Committees" and "Proxy Services" below.

         When voting proxies, the following standards apply:

o The Portfolio Manager will vote based on what they believe to be in the best interest of the client and in accordance with the client's investment guidelines.

o Each voting decision should be made independently. The Portfolio Manager may enlist the services of reputable professionals and/or proxy evaluation services, such as Institutional Shareholder Services ("ISS") (see "Proxy Service" below), whether inside or outside the organization, to assist with the analysis of voting issues and/or to carry out the actual voting process. However, the ultimate decision as to how to cast a vote will always rest with the Portfolio Manager, or any Proxy Committee which may be formed to deal with voting matters from time to time. See "Proxy Committees" below.

o Investment guidelines/contracts should outline how voting matters will be treated, and clients should be notified of voting procedures from time to time in accordance with any applicable legislative requirements.

o The quality of a company's management is a key consideration factor in the Portfolio Manager's investment decision, and a good management team is presumed to act in the best interests of the company. Therefore, in general, MFC-GIM(USA) will vote as recommended by a company's management, except in situations where the Portfolio Manager believes this is not in the best interests of clients.

o As a general principle, voting should be consistent among portfolios having the same mandates, subject to the client's preferences and the Conflict Procedures set out below.

         MFC-GIM (USA) will reasonably consider specific voting instruction requests made to it by clients.

         Proxy Services

Each Portfolio Manager is responsible for the voting of securities in portfolios managed by them. In order to assist in voting securities, MFC-GIM (USA) may from time to time delegate certain proxy advisory and voting responsibilities to a third party proxy service provider.

MFC-GIM (USA) has currently delegated certain duties to ISS. ISS specializes in the proxy voting and corporate governance area and provides a variety of proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance. While each Portfolio Manager may rely on ISS's research and recommendations in casting votes, each Portfolio Manager may deviate from any recommendation provided from ISS on general policy issues or specific proxy proposals in accordance with any MFC-GIM (USA) proxy policies and procedures which may be in effect from time to time. See "Proxy Committees" below.

MFC-GIM (USA) may retain other proxy voting services in place of, or in addition to, ISS from time to time without further notice to clients.

Proxy Committees

From time to time proxy voting issues arise generally or with respect to a specific vote. In such cases, one or more persons may be appointed as a Proxy Committee to review certain issues.

One or more of such committees may be created on a permanent or temporary basis from time to time. The terms of reference and the procedures under which a committee will operate from time to time must be reviewed by the Legal and Compliance Department. Records of the committee's deliberations and recommendations shall be kept in accordance with this Policy and applicable law, if any. See "Documentation and Client Notification Requirements" below.


Conflicts Procedures


         MFC-GIM (USA) is required to monitor and resolve possible material conflicts ("Conflicts") between the interests of MFC-GIM (USA) and the interests of clients who have instructed MFC-GIM (USA) to vote securities held in their portfolios. MFC-GIM (USA) is affiliated with both Manulife Financial Corporation ("MFC") and The Manufacturers Life Insurance Company ("MLI"). Conflicts may arise, for example, if a proxy vote is required on matters involving those companies, or other issuers in which either of them has a substantial equity interest.

         Anyone within MFC-GIM (USA) who becomes aware of a potential conflict shall notify the Legal and Compliance department as well as the appropriate desk head. If it is determined by the Legal and Compliance Department that a potential conflict does exist, a Proxy Committee shall be appointed to consider the issue.

         In addition to the procedures set out above concerning Proxy Committees, any Proxy Committee which considers a Conflict must appoint a member of the Legal and Compliance team as a voting member of the Committee. Persons who are officers of the issuer involved in the matter may participate in the Committee's deliberations, but shall not be entitled to vote as a member of the Committee.

     The Proxy Committee shall then consider the issue involved and shall be free to make any decision it concludes is reasonable The Proxy Committee need not determine to vote each client portfolio the same way on a given matter, depending on the interests of the particular client involved.


         Documentation and Client Notification Requirements

The Portfolio Manager should retain, or arrange to be retained in an accessible format from a proxy service or other source, voting records for securities held in each portfolio. These should include all records required by applicable law from time to time, such as

(i)           proxy voting procedures and policies, and all amendments thereto;

(ii)          all proxy statements received regarding client securities;

(iii)         a record of all votes cast on behalf of clients;

(iv)          records of all client requests for proxy voting information;

(v) any documents prepared by the Portfolio Manager or a Proxy Committee that were material to a voting decision or that memorialized the basis for the decision;

(vi) all records relating to communications with clients regarding conflicts of interest in voting; and

(vii)         any other material required by law to be kept from time to time.

MFC-GIM(USA) shall describe to clients, or provide a copy of, it's proxy voting policies and procedures and shall also advise clients how they may obtain information on securities voted in their portfolio.


ISSUED: AUGUST 2003

APPENDIX D

                               John Hancock Funds
               Description of Portfolio Holdings Disclosure Policy

General. The Board of Trustees has adopted a policy that governs when and by whom portfolio holdings information may be provided to investors, service providers to the fund or market participants. It is the policy of the fund to provide nonpublic information regarding fund's portfolio holdings only in the limited circumstances permitted by the policy and only where there is a legitimate business purpose for providing the information. The policy applies to the officers of the fund, the adviser, any subadviser, John Hancock Funds, its affiliates and their employees. This is a summary of the fund's policy. The Board of Trustees has approved this policy and must approve any material changes. In doing so, the Board has concluded that the limited circumstances where disclosure of non-public information is permitted are in the best interests of the fund. Under no circumstances may any person receive compensation for providing non-public information regarding the fund's holdings to any person.

The Board is responsible for overseeing the policy and has delegated to the Chief Compliance Officer ("CCO") the responsibility for monitoring the use of nonpublic information and the fund's and the Adviser's compliance with this policy.

The following defined terms are used in the policy and this summary.

Nonpublic Information. Portfolio holdings are considered Nonpublic Information until such holdings are posted on a publicly available website which is disclosed in the fund prospectus or until filed with the SEC via Edgar on either Form N-CSR or Form N-Q.

"Affiliated Persons" are: (a) persons affiliated with the Funds, (b) the Funds' investment adviser or principal underwriter or any affiliate of either entity,
(c) the investment adviser's ultimate parent, Manulife Financial Corporation ("MFC") or any affiliate thereof, (d) in the case of a particular Fund portfolio, the subadviser to the portfolio, or any affiliate of the subadviser,
(e) the Funds' custodian and (f) the Funds' certified public accountants.

"Nonaffiliated Persons" is any person who is not an Affiliated Person.

Public Disclosure. The Funds' portfolio holdings are disclosed in publicly available filings with the SEC (e.g. Form N-CSR or Form N-Q). The Funds also publish the following information on their website jhfunds.com:

(1) On the fifth business day after month-end, the following information for each fund will be posted on www.jhfunds.com: top ten holdings (% of each position); top ten sector analysis; total return/yield; top ten countries/SIC; average quality/maturity; beta/alpha/r2 (open-end funds only); top ten portfolio composition.

(2) The following information regarding portfolio holdings will be posted on www.jhfunds.com each month on a one-month lag (i.e., information as of December 31 will be posted on February 1): security name; cusip; market value; shares/amount; coupon rate; maturity date; number of holdings; turnover; attribution analysis; average credit quality rating; duration for bond funds; currency exposure and currency hedging; AMT exposure; portfolio characteristics.

(3) With respect to Money Market Fund and U.S. Government Cash Reserve, the following information regarding portfolio holdings will be posted weekly on www.jhfunds.com: net assets; seven day yield; thirty day yield; % maturing in last seven days; portfolio breakdown by securities type; weighted average maturity.

The information referenced in (1), (2), and (3) above will be available on the funds' website until a fund files its next Form N-CSR or Form N-Q with the Securities and Exchange Commission.

Disclosure of Portfolio Holdings to Nonaffiliated Persons

Subject to monitoring and authorization by the CCO, persons subject to the policy may provide Nonpublic Information regarding portfolio holdings to Nonaffiliated Persons in the circumstances listed below. Each Nonaffiliated Person must agree to keep such information confidential and to prohibit its employees from trading on such information for personal or proprietary purposes.

Rating Organizations. Nonpublic Information regarding portfolio holdings is provided to ratings organizations, such as Moodys, S&P, Morningstar and Lipper, for the purpose of reviewing the portfolio, the adviser or, if applicable, subadviser. This information is typically provided on a monthly basis, as soon as practical after the end of each month. The fund generally expects that it will continue to provide these rating organizations with such information.

Risk Management. Attribution, Portfolio Analysis Tools. Nonpublic Information regarding portfolio holdings is provided to Factset, BondEdge, Investools, Salomon Yieldbook, Lehman Brothers Municipal Index Group, Wilshire, or other entities for the purpose of compiling reports and preparing data for use by the fund and its service providers. This information is typically provided on a daily or monthly basis, as soon as practical after the end of each day or month respectively. The fund generally expects that it will continue to provide these service providers with such information.

Proxy Voting Services. Nonpublic Information regarding portfolio holdings is provided to ISS, the fund's proxy voting service, for the purpose of voting proxies relating to portfolio holdings. The proxy voting service has regular access to the fund's portfolio holdings in order to determine if there are any securities held by the fund as to which there is upcoming shareholder action in which the fund is entitled to vote. The provision of this information is necessary in order to carry out the fund's proxy voting policy. The fund expects that it will continue to provide ISS with such information.

Computer Products and Services. Nonpublic Information regarding portfolio holdings may be provided to entities providing computer products and services to the Funds (for example, for the purpose of generating compliance reports or reports relating to proxy voting). These services may require regular, normally daily, access to the fund's portfolio holdings in order to provide the contracted services to the fund.

Institutional Traders. Nonpublic Information regarding portfolio holdings may be provided to institutional traders to assist in research and trade execution. This information, which identifies current holdings without a time lag, is provided on an irregular basis and is normally only used to identify portfolio positions as to which the fund would welcome bids.

Courts and Regulators. Nonpublic Information regarding portfolio holdings may be provided to any court or regulator with appropriate jurisdiction. The frequency and time lag depends upon the request. In providing this information, the fund is merely complying with its legal obligations.

Other Persons. Nonpublic Information regarding portfolio holdings may be provided to other persons or entities if approved by the Chief Compliance Officer of the Fund or his or her designee (collectively, the "CCO"). In determining whether to approve such disclosure the CCO shall consider: (a) the purpose of providing such information, (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon and (c) whether such disclosure is in the best interest of the shareholders of the Fund. In the case of a conflict between (a) the interests of the shareholders of the Fund, on the one hand, and (b) the interests of any affiliated person of the Fund, the Fund's investment adviser (including any subadviser), the Fund's principal underwriter or any of their affiliated persons, on the other, the procedures set forth under "Resolution of Conflicts of Interest" below shall be followed.

The CCO shall report to the Board of Trustees whenever additional disclosures of portfolio holdings are approved. This report shall be at the board meeting following such approval.

Disclosure of Portfolio Holdings to Affiliated Persons

The Board or the CCO may authorize the provision of any Nonpublic Information regarding portfolio holdings to other Affiliated Persons. If authorized by the CCO, the CCO must report such approval to the Board of Trustees. The CCO must pre-approve the provision of any Nonpublic Information regarding portfolio holdings to any Affiliated Persons (other than those listed in Appendix A) and report such approval to the Board of Trustees at the board meeting following such approval. The persons listed in Appendix A have been exempt from such pre-approval. In the case of persons listed in Section II, III and IV of Appendix A, their employers shall provide the CCO reasonable assurances that Nonpublic Information will be kept confidential and that such employees are prohibited from trading on such information.

In determining whether to approve such disclosure of Nonpublic Information regarding portfolio holdings to any Affiliated Persons the CCO shall consider:
(a) the purpose of providing such information, (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon and (c) whether such disclosure is in the best interest of the shareholders of the Fund. In the case of a conflict between (a) the interests of the shareholders of the Fund, on the one hand, and (b) the interests of any affiliated person of the Fund, the Fund's investment adviser (including any subadviser), the Fund's principal underwriter or any of their affiliated persons, on the other, the procedures set forth under "Resolution of Conflicts of Interest" below shall be followed.

Resolution of Conflicts of Interest

If the Fund or its adviser or principal underwriter or any of its subadviser (or any of their affiliates) desire to provide Nonpublic Information regarding Fund portfolio holdings to a Nonaffiliated Person and the CCO believes there is a potential conflict between (a) the interests of the shareholders of the Fund, on the one hand, and (b) the interests of any affiliated person of the Fund, the Fund's investment adviser (including any subadviser), the Fund's principal underwriter or any of their affiliated persons, on the other, the CCO shall refer the conflict to the Board of Trustees of the Fund who shall only permit such disclosure of the Nonpublic Information if in their reasonable business judgment they conclude such disclosure will be in the best interests of Fund shareholders.

Changes to Policy

Any material changes to this policy must be approved by the Fund's Board of Trustees.

Reports to the Trust's Board of Trustees

The CCO shall report any material issues that may arise under this policy to the Board of Trustees no later than the Board meeting following the arising of the issue.

Applicability of Policy to a Fund's Adviser and Subadvisers

This policy shall apply to the Fund's Adviser and each of its subadvisers as applicable.

Appendix A

I. Employees* of John Hancock Advisers, LLC who are subject to the Code of Ethics of the Fund, the Funds' investment adviser, or the Fund's principal underwriter, John Hancock Funds, LLC.

II. Employees* of a Subadviser or any Affiliate of a Subadviser who provide services to a Fund.

III. Employees* of the Funds' custodian who provide services to the Funds.

IV. Employees* and partners of a Fund's certified public accounting firm who provide services to the Fund.

V. Employees* and partners of a Fund's legal counsel who provides services to the Fund.

*Includes temporary employees

FINANCIAL STATEMENTS

The financial statements listed below are included in the Fund's 2006 Annual Report to Shareholder's for the year ended October 31, 2006 (filed electronically on December 28, 2006, accession number 0001010521-06-112004 and are included in and incorporated by reference into Part B of the Registration Statement for John Hancock Investment Trust III (file no. 811-4630 and 33-4559).

John Hancock Investment Trust III

     John Hancock Greater China Opportunities Fund

     Statement of Assets and Liabilities as of October 31, 2006.
     Statement of Operations for year ended October 31, 2006.
     Statement of Changes in Net Assets for the period ended October 31, 2006. Financial Highlights.
     Notes to Financial Statements.
     Schedule of Investments as of October 31, 2006.
     Report of Independent Registered Public Accounting Firm




                                      F-1